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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           TRANS WORLD AIRLINES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           TRANS WORLD AIRLINES, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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

                           TRANS WORLD AIRLINES, INC.

To our Stockholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Stockholders of Trans World Airlines, Inc. (the "Company").

     As shown in the formal notice enclosed, the meeting will be held at the Americas Center, 801 Convention Plaza, St. Louis, Missouri 63101, on Tuesday, May 21, 1996, at 10:00 a.m. local time.

     The subjects proposed for action at the meeting are: (i) the election of five Class III directors, (ii) the approval of amendments to and restatement of the Company's Second Amended and Restated Certificate of Incorporation, (iii) the approval of amendments to Article Ninth of the Company's Second Amended and Restated Certificate of Incorporation, (iv) the ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending December 31, 1996 and (v) the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     To help us plan for the meeting, please mark the appropriate box on your proxy card telling us if you will be attending in person.

     It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                                          Sincerely yours,

                                          /s/ THOMAS F. MEAGHER
                                          THOMAS F. MEAGHER
                                          Chairman of the Board

                           TRANS WORLD AIRLINES, INC.
                       NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1996

TO THE STOCKHOLDERS OF
TRANS WORLD AIRLINES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Trans World Airlines, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 21, 1996, at 10:00 a.m., local time, at the Americas Center, 801 Convention Plaza, St. Louis, Missouri 63101, for the purposes of considering and acting upon the following:

          (1) the election of five Class III directors of the Company for terms ending with the 1999 Annual Meeting of Stockholders and until their successors are elected and qualified;

          (2) the approval of amendments to and restatement of the Company's Second Amended and Restated Certificate of Incorporation;

          (3) the approval of amendments to Article Ninth of the Company's Second Amended and Restated Certificate of Incorporation;

          (4) the ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for the fiscal year ending December 31, 1996; and

          (5) the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors recommends that you vote, according to your voting rights, "FOR" the nominees for Class III directorships and further recommends that stockholders vote "FOR" agenda items 2, 3, and 4 above.

     Abstentions and "broker non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Only stockholders of record at the close of business on March 27, 1996 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The Meeting may be adjourned from time to time without notice other than by announcement. A list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting, during ordinary business hours, during the ten days prior to the Meeting, at the Company's headquarters located at One City Centre, 515 N. Sixth Street, St. Louis, Missouri 63101.

                                          By Order of the Board of Directors

                                          /s/ KATHLEEN A. SOLED
                                          KATHLEEN A. SOLED
                                          Corporate Secretary

St. Louis, Missouri
April 18, 1996

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, IN ORDER THAT A QUORUM MAY BE ASSURED. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                           TRANS WORLD AIRLINES, INC.
                                ONE CITY CENTRE
                                   18TH FLOOR
                              515 N. SIXTH STREET
                           ST. LOUIS, MISSOURI 63101

                     PROXY STATEMENT, DATED APRIL 18, 1996,
                          FOR MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1996

                                  INTRODUCTION

VOTE BY PROXY

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Trans World Airlines, Inc. (the "Company" or "TWA") from the holders of the Company's common stock, $0.01 par value per share (the "Common Stock"), and the Company's preferred stock issued in three series to TWA union employees, $0.01 par value per share (the "Employee Preferred Stock"), which are the series of capital stock of the Company entitled to vote (the Common Stock and the Employee Preferred Stock are sometimes referred to collectively herein as the "Voting Stock"), for use at the Annual Meeting of Stockholders to be held on Tuesday, May 21, 1996, at 10:00 a.m., local time, and any adjournment or postponement thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting and described in detail herein. This Proxy Statement, together with a form of proxy, is first being mailed to security holders on or about April 18, 1996.

     All properly executed proxies in the form enclosed received in time for the Meeting will be voted according to their voting rights and in accordance with the instructions contained thereon and, if no choice is specified, proxies will be voted, according to their voting rights, FOR the election of the five nominees for Class III directors named herein and for Agenda Items Two, Three and Four described herein.

     Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the Meeting by filing with the Corporate Secretary of the Company, at the address of the Company stated above, a written notice of such revocation or a duly executed proxy bearing a later date. In addition, if a person executing a proxy is present at the Meeting, such person may, but need not, revoke his or her proxy, by notice of such revocation to the Secretary of the Meeting, and vote such person's shares in person. Proxies, if in the form enclosed, duly signed and received in time for voting, and not revoked before they are voted, will be voted at the Meeting in accordance with the instructions specified therein.

     Certain beneficial holders of Voting Stock will receive proxy materials pursuant to the federal securities laws, even though, with respect to certain matters, such beneficial holders do not have the right to vote the shares of Voting Stock which they hold beneficially and do not have the right to direct the registered holder of such shares with respect to the manner in which such shares are to be voted. See "Voting Rights."

COST OF PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company.

     Proxies may be solicited by the Company's directors, officers and regular employees, without separate remuneration, in person or by telephone, facsimile transmission, telegram or mail. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of Common Stock and such persons will be reimbursed for out-of-pocket expenses incurred by them in connection therewith in accordance with the regulations of the Securities and Exchange Commission (the "SEC") for sending proxies and proxy materials to the beneficial owners of shares of the Common Stock.

     In connection with the Meeting, the Company has retained D. F. King & Co. ("D.F. King"), 77 Water Street, Twentieth Floor, New York, New York 10005, to assist the Company in the distribution and solicitation of proxies. D.F. King's services may include the delivery of proxy materials to brokers, nominees, fiduciaries and other custodians of the Common Stock for distribution to the beneficial owners of such Common Stock, as well as the solicitation of proxies from such beneficial owners. The Company has agreed to pay D.F. King a solicitation fee of $7,500 plus $3.00 per telephone contact and to reimburse D.F. King for all reasonable out-of-pocket expenses incurred by it in connection with its activities on behalf of the Company.

     The Annual Report of the Company for the year ended December 31, 1995, including financial statements (the "Annual Report"), is being mailed prior to or concurrently with this Proxy Statement to all holders of record of Voting Stock as of March 27, 1996 (the "Record Date"), except for accounts where the holder has filed a written request to eliminate duplicate reports. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of the Record Date.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Common Stock and the Employee Preferred Stock, which are together referred to as the Voting Stock, are the only two classes of the Company's securities with general voting rights, with each share of Voting Stock entitled to vote on each matter properly coming before the Meeting. The Common Stock and Employee Preferred Stock have separate voting rights with respect to the election of directors. As of the Record Date, the Company had a total of 36,942,720 shares of Common Stock issued and outstanding and 6,425,118 shares of Employee Preferred Stock issued and outstanding. Only holders of record as of the close of business on the Record Date will be entitled to vote at the Meeting. As of the Record Date, there were 14,878 holders of record of Common Stock and five (5) holders of record of Employee Preferred Stock.

     Pursuant to the terms of trusts established for the benefit of TWA employees represented by the Air Line Pilots Association, International ("ALPA"), the International Association of Machinists and Aerospace Workers (the "IAM") and the Independent Federation of Flight Attendants ("IFFA"), as well as employees of the Company not represented by labor unions, the participants of such trusts, as beneficial holders of the Voting Stock, do not have the right to direct the manner in which such shares are voted by the trustees of each trust with respect to any of the agenda items for the Meeting. Such trusts are the TWA Air Line Pilots Supplemental Stock Plan (the "ALPA Trust"), the TWA Air Line Pilots 1995 Employee Stock Ownership Plan (the "ALPA ESOP Trust"), the IAM Trans World Airlines Employees' Stock Ownership Plan (the "IAM Trust"), the IFFA Trans World Airlines Employees' Stock Ownership Plan (the "IFFA Trust") and the Trans World Airlines, Inc. Employee Stock Ownership Plan (the "Other Employee Trust"). Accordingly, only the trustees of such trusts will receive proxy cards. Although each beneficial holder of the Voting Stock held by such trusts will receive a copy of this Proxy Statement and an Annual Report pursuant to rules promulgated by the SEC, none of such beneficial holders will receive a proxy card since the trustees, as the record holders, will cast the votes for such shares.

     The Employee Preferred Stock is comprised of three series; the ALPA Preferred Stock, the IAM Preferred Stock and the IFFA Preferred Stock. The holders of ALPA Preferred Stock are entitled to elect one (1) director to the Board of Directors of the Company (the "Board of Directors" or the "Board"), the holders of IAM Preferred Stock are entitled to elect two (2) directors, and the holders of IFFA Preferred Stock are entitled to elect one (1) director. At the Company's 1995 annual meeting of stockholders, holders of each series of Employee Preferred Stock each elected one (1) Class II director for terms expiring in 1998. Therefore, holders of ALPA Preferred Stock and IFFA Preferred Stock will not be entitled to vote for the election of any directors at the Meeting, the holders of the IAM Preferred Stock will be entitled to elect one
(1) Class III director (the "IAM Director"), and the holders of Common Stock will be entitled to elect the remaining four (4) members of Class III.

     Holders of a majority of the outstanding shares of the IAM Preferred Stock, if present in person or represented by proxy, will constitute a quorum at the Meeting for the purpose of electing the IAM Director. Likewise, holders of a majority of the outstanding shares of the Common Stock, if present in person or represented by proxy, will constitute a quorum at the Meeting for the purpose of electing the four (4)

Class III directors other than the IAM Director. Holders of a majority of the outstanding shares of Voting Stock, if present in person or represented by proxy, will constitute a quorum at the Meeting for the purpose of transacting all other business to be conducted at the Meeting except that the holders of at least eighty percent (80%) of the outstanding shares of Voting Stock, if present in person or represented by proxy, will be required to constitute a quorum at the Meeting for the purpose of amending Article Ninth of the Company's Second Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"). Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. For all other matters other than the right to elect directors, shares of Employee Preferred Stock are equivalent to shares of Common Stock for voting purposes. Therefore, the total vote required to approve any matter other than the election of directors will be the required percentage of Voting Stock.

     The IAM Director will be elected by a plurality of the votes of the shares of the IAM Preferred Stock present in person or represented by proxy and casting votes, while the remaining four (4) Class III Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and casting votes for the position on the Board which that nominee represents. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors. The amendment and restatement of the Certificate of Incorporation proposed as Agenda Item Two must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock entitled to vote thereon present or represented by proxy at the Meeting and casting votes, whereas the amendment to Article Ninth of the Certificate of Incorporation proposed as Agenda Item Three must be approved by the affirmative vote of the holders of at least eighty percent (80%) of the holders of Voting Stock entitled to vote thereon present or represented by proxy at the Meeting and casting votes. For such purpose, abstentions are not counted as shares voting and have no effect. Broker non-votes are not counted as shares eligible to vote and also have no effect. The ratification of auditors must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock entitled to vote thereon present or represented by proxy at the Meeting and casting votes. Abstentions and broker non-votes will have no effect on ratification of the selection of auditors.

     The Certificate of Incorporation does not contemplate cumulative voting. Accordingly, holders of a majority of the shares of Common Stock voting in an election of directors can, if they choose to do so, elect one hundred percent (100%) of that portion of the class of directors with respect to which such shares are entitled to vote while holders of the IAM Preferred Stock have the sole right to elect the IAM Director.

     The IAM Trust and the IFFA Trust. Pursuant to the terms of each of the IAM Trust and the IFFA Trust, for matters calling for the approval of the holders of the Voting Stock, a plan trustee committee for each trust will instruct Fleet National Bank, N.A., as trustee for the IAM Trust, and the Plan Trustee Committee of the Independent Federation of Flight Attendants, as trustee for the IFFA trust, respectively, on how to vote the Voting Stock held in the applicable trust. For this purpose, a plan trustee committee may, but is not obligated to, instruct the plan trustee to vote such Voting Stock in a given manner or to solicit proxies from each participant or beneficiary designating the manner in which the shares of Voting Stock allocated to his or her stock account shall be voted. The plan trustee committees for each of the IAM Trust and the IFFA Trust have informed the Company that they have elected to instruct the respective plan trustee to vote the Voting Stock.

     The plan trustee committee for the IAM Trust is composed of one or more individuals selected by the IAM. The current members of such committee are William O'Driscoll and Gary Poos. The plan trust committee for the IFFA Trust is composed of one or more members selected by IFFA. The current members of such committee are William M. Hoffman, Barry Schimmel, Sherry Cooper, Rocky Miller, and Philip Becker.

     The ALPA Trust. Under the ALPA Trust, Don R. Jacobs, William F. Kessler and Scott Schwartz, as co-trustees of the ALPA Trust, have the power to determine, in their sole and absolute discretion, how to vote the Voting Stock held in (or entitled to be received by) such trust. The trustees' decision on the manner of voting the stock held by such trust shall be final and binding on all employees, pilot retirees, beneficiaries, and any parties covered by such trust.

     The ALPA ESOP Trust. Pursuant to the terms of the ALPA ESOP Trust, for matters calling for the approval of the holders of the Voting Stock, a plan ESOP committee will instruct American Stock Transfer & Trust Company, as trustee for the ALPA ESOP Trust, on how to vote the Voting Stock held in the trust. For this purpose, the plan ESOP committee may, but is not obligated to, instruct the plan trustee to vote such Voting Stock in a given manner or to solicit proxies from each participant or beneficiary designating the manner in which the shares of Voting Stock allocated to his or her stock account shall be voted. The plan ESOP committee has informed the Company that it has elected to instruct the plan trustee to vote the Voting Stock.

     The ESOP committee for the ALPA ESOP Trust is composed of three or more individuals selected by ALPA. The current members of such committee are Captain David F. LaRocque, Captain H. O. Van Zandt and William F. Kessler.

     The Other Employee Trust. The voting rights of all shares of Voting Stock held in the Other Employee Trust are exercisable by Boston Safe Deposit and Trust Company as trustee for such trust in accordance with the provisions of the plan for such trust. Under the Other Employee Trust, the trustee upon direction of a designated committee has the power to vote shares of Voting Stock held in the trust and exercise any other rights or privileges associated with such Voting Stock in accordance with the terms of the plan for such trust. Such committee may authorize the trustee to exercise any power without specific directions or other instructions from such committee with respect to which direction from such committee is called for in the Other Employee Trust Agreement. Such committee is composed of Richard P. Magurno, Senior Vice President and General Counsel of the Company, Robert A. Peiser, Executive Vice President -- Finance and Chief Financial Officer of the Company, and Charles J. Thibaudeau, Senior Vice President -- Employee Relations of the Company.

                                AGENDA ITEM ONE

                        ELECTION OF CLASS III DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

INFORMATION REGARDING DIRECTORS

     The number of directors on the Board of Directors currently has been fixed at fifteen (15). Directors serve until that annual meeting of stockholders at which their term of office expires. In the case of a vacancy, the Board of Directors may elect another director as a replacement or leave the vacancy unfilled. Decisions regarding the election of new directors for the Meeting are governed by Article Ninth of the Certificate of Incorporation, which provides that in connection with the first three (3) annual elections of directors following November 3, 1993, the Board will, at least seventy-five (75) calendar days prior to the date of the relevant election, request the continuing directors who were nominated by the same Original Nominating Entity (as defined in the Certificate of Incorporation) as the director whose term is then expiring to nominate a person to succeed the retiring Director. If no such directors remain, the Board will, at least seventy-five (75) calendar days prior to the date of the relevant election, request nomination of a person from such Original Nominating Entity. Such nomination shall be accompanied by the signed consent of the nominee to serve as director of the Company if elected and information about the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board. Not more than five (5) business days after receipt of the nomination, the Board of Directors will advise the nominating directors or the Original Nominating Entity, as the case may be, if the nominee is not acceptable. If such notice of unacceptability is given, the directors or entity making the nomination will provide an additional nominee or nominees. A notice of unacceptability may be given by the Board of Directors only after obtaining an opinion of outside counsel stating that the acceptance of the relevant nominee would be a breach of fiduciary duty of the Board to the stockholders of the company. If no notice of unacceptability is given, the nominee shall be deemed to be acceptable to the Board of Directors to fill the position of the vacating director. If a notice of unacceptability is given, the Original Nominating Entity or directors, as the case may be, and the Board of Directors will, in good faith, repeat the foregoing procedures until an acceptable nominee is found.

     Vacancies on the Board of Directors created by resignation, removal or otherwise and occurring prior to the third annual election of directors and as to directors elected at such annual election shall be filled by a nominee of the remaining directors who were nominated by the same Original Nominating Entity as the vacating director. If no such directors remain, the Board of Directors will request nomination of a person for the vacant directorship from the Original Nominating Entity which nominated the vacating director. Promptly upon receipt of such name, the Board will advise the nominating directors or entity, as the case may be, if the nominee is not acceptable. If such notice of unacceptability is given, the directors or entity making the nomination will provide an additional nominee or nominees. A notice of unacceptability may be given by the Board of Directors only after obtaining an opinion of outside counsel stating the acceptance of the relevant nominee would be a breach of fiduciary duty of the Board of Directors to the stockholders of the Company. If no notice of unacceptability is given, the nominee shall fill the position of the vacating director. If a notice of unacceptability is given, the Original Nominating Entity or directors, as the case may be, and the Board of Directors will, in good faith, repeat the foregoing procedures until an acceptable nominee is found.

     For annual meetings to be held after the Meeting, nominations by stockholders may be made in accordance with the Amended and Restated By-laws of the Company (the "By-laws"), which require advance notice be given to the Company and require that certain information be furnished for stockholder nominations for directors.

     Proxies received from holders of Common Stock and the IAM Preferred Stock will be voted for the election of the applicable nominees named below as Class III directors for a term expiring at the 1999 Annual Meeting of Stockholders, unless authority to do so is withheld. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution therefor by the applicable management of the Company and the IAM. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or election. The only seats on the Board of Directors for which elections will be held this year are the five (5) Class III directorships.

     Biographical information furnished to the Company by each director is set forth below:

NOMINEES FOR REELECTION AS CLASS III DIRECTORS

     Thomas H. Jacobsen, age 56, has been a director of TWA since March 21, 1995. He has been President, Chief Executive Officer and Chairman of the Board of Mercantile Bancorporation Inc. since 1989. Mr. Jacobsen has been a director of the Student Loan Marketing Association since November 1987 and a director of Union Electric Company since April 1990. Mr. Jacobsen was Vice Chairman and director of Barnett Banks, Inc. from 1984 to 1989.

     James A. Lawrence, age 43, has been a director of TWA since November 3, 1993. He has been Chief Operating Officer, Pepsi-Cola Asia/Middle East/Africa since May 1995. He was President, Pepsi-Cola Asia/ Middle East/Africa from January 1994 to May 1995. He was Executive Vice President, Pepsi-Cola International from October 1992 to January 1994. Mr. Lawrence was Chairman of LEK Consulting from April 1983 to October 1992. Mr. Lawrence has been a director of Transtechnology Corporation since December 1992, and a director of American ReInsurance Corporation since January 1994.

     Thomas F. Meagher, age 65, has been Chairman of the Board of TWA since November 14, 1995 and a director of TWA since November 3, 1993. Mr. Meagher has served as Chairman of the Board and Chief Executive Officer of Howell Tractor & Equipment Co. since 1980. Mr. Meagher has served as a director of UNR Industries since 1989, as a director of DuPage Airport Authority since July 1995, and as a director of Everen Securities since March 1996. He served as a director of Greyhound Lines, Inc. from 1991 to 1995. Mr. Meagher was Chairman of Continental Air Transport from 1983 until July 1, 1995, and was Chief Executive Officer of Continental Air Transport from 1983 to 1993. He is a retired director of Lakeside Bank of Chicago and is a former Chairman of the Airport Ground Transportation Association.

     G. Joseph Reddington, age 54, has been a director of TWA since November 3, 1993. He has been Chairman and Chief Executive Officer of The Signature Group since April 1994. Mr. Reddington has been a director of Loblaw Companies Ltd. since August 1994. Mr. Reddington was a director of Sears Canada, Inc. from January 1985 to February 1994. He was President and Chief Executive Officer of Sears Canada from 1989 to December 1993, and Chief Administrative Officer of Sears Merchandising Group from December 1988 to December 1989.

     William W. Winpisinger, age 71, has been a director of TWA since January 14, 1994. He was International President of the IAM from July 1977 to June 1989, Resident (Headquarters) Vice President of IAM from February 1972 to June 1977, Vice President for Transportation membership of the IAM from August 1967 to January 1972, and Vice President of the AFL-CIO from October 1977 to October 1989.

     THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE REELECTION OF MESSRS. JACOBSEN, LAWRENCE, MEAGHER AND REDDINGTON AND THAT HOLDERS OF IAM PREFERRED STOCK VOTE "FOR" THE REELECTION OF MR. WINPISINGER AS CLASS III DIRECTORS.

CONTINUING DIRECTORS

     John W. Bachmann, age 57, has been a director of TWA since April 1, 1996. Mr. Bachmann has been Managing Principal of Edward Jones since January 1980. Mr. Bachmann serves as Chairman of the St. Louis Regional Commerce and Growth Association/Civic Progress panel studying airport expansion and modernization in St. Louis. Mr. Bachmann has served as a member of the U.S. Steering Committee for the Group of 30 since November 1989. He served as a member of the Board of Governors of the Chicago Stock Exchange from May 1989 to May 1995. Mr. Bachmann served as a member of the Regional Firms Advisory Board of the New York Stock Exchange from March 1991 to March 1993. He also served as Chairman of the Securities Industry Association from December 1987 until December 1989. Mr. Bachmann's term of office as a director expires with the Annual Meeting of Stockholders in 1997.

     William F. Compton, age 48, has been a director of TWA since November 3, 1993. A pilot for TWA since September 13, 1968, Mr. Compton was an Executive Board Member of ALPA from September 1991 to September 11, 1995, Coordinator for the Company's Productivity Task Force until September 6, 1995, a member of the TWA Labor Advisory Committee from August 1992 until September 1995, and Master Chairman of the TWA Master Executive Council ("MEC") from September 1991 to September 11, 1995. He was Chairman of the TWA MEC Negotiating Committee from March 1988 to September 1991, a member of the ALPA National Collective Bargaining Committee from June 1988 to June 1990, and a member of the TWA MEC Negotiating Committee from June 1986 to March 1988. Mr. Compton's term of office as a director expires with the Annual Meeting of Stockholders in 1998.

     Eugene P. Conese, age 66, has been a director of TWA since November 3, 1993. Mr. Conese has been Chairman of the Board and Chief Executive Officer of Greenwich Air Services, Inc. ("GAS") since October 1987 and Chairman of the Board and President of World Air Lease, Inc. since July 1989. He was founder of The Greenwich Company Ltd. ("GCL") and served as Chairman of the Board and Chief Executive Officer from August 1980 until December 30, 1995, when GCL was merged with and into GAS. He also served as Chief Executive Officer and director of Irvin Industries, Inc. ("II") from October 1975 to October 1979, and President and member of the Board of Directors of II from September 1970 to September 1975. Mr. Conese has been a Trustee of Iona College since 1994. Mr. Conese's term of office as a director expires with the Annual Meeting of Stockholders in 1997.

     Jeffrey H. Erickson, age 51, has been a director and the President of TWA since April 5, 1994, Chief Executive Officer of TWA since August 9, 1994, and was Chief Operating Officer of TWA from April 5, 1994 to August 9, 1994. Mr. Erickson has been a director of Boatmen's National Bank of St. Louis since February 1996. Mr. Erickson was President and Chief Executive Officer of Reno Airlines from 1991 to 1994, President and Chief Operating Officer of Midway Airlines from 1987 to 1990, Executive Vice President -- Operations of Midway Airlines from 1986 to 1987, Senior Vice President -- Operations of Aloha Airlines from 1984 to 1986, Senior Director -- Field Maintenance of Continental Airlines from 1981 to 1984, and Director of Engineering of Continental Airlines from 1978 to 1980. Mr. Erickson's term of office as a director expires with the Annual Meeting of Stockholders in 1997. Mr. Erickson serves as an officer of the Company at the pleasure of the Board of Directors.

     Gerald L. Gitner, age 51, has been a director of TWA since November 3, 1993. He has been Chairman of Avalon Group, Ltd. since April 1992, and Co-Chairman of Global Aircraft Leasing Ltd. since 1990. Mr. Gitner was Vice Chairman of Tribeca Corporation from February 1991 to December 1991, Chairman of Tribeca Corporation from December 1991 to March 1992, and President and Chief Executive Officer, ATASCO USA Inc. from September 1986 to December 1989. Mr. Gitner was President of Texas Air Corp. from 1985 to 1986, Chairman and Chief Executive Officer of Pan Am World Services from 1983 to 1985 and Vice Chairman of Pan Am World Airways Inc. from 1983 to 1985. He was a founder of People Express Airlines, Inc. and served as its President from 1980 to 1982. Mr. Gitner has been a trustee of Boston University since 1984. Mr. Gitner's term of office as a director expires with the Annual Meeting of Stockholders in 1998.

     William M. Hoffman, age 48, has been a director of TWA since January 23, 1996. He has been a flight attendant for TWA since March 1970. Mr. Hoffman became Vice President of IFFA during 1990 and served through September 1995. He served as a member of the IFFA Executive Board from October 1980 through September 1995 and became Secretary and Treasurer of IFFA in 1983 and served through 1990. Mr. Hoffman's term of office as a director expires with the Annual Meeting of Stockholders in 1998.

     Myron Kaplan, age 51, has been a director of TWA since November 3, 1993. He has been a partner in the law firm of Kleinberg, Kaplan, Wolff & Cohen, P.C. since 1972. Mr. Kaplan's term of office as a director expires with the Annual Meeting of Stockholders in 1998.

     Jewel Lafontant-Mankarious, age 73, has been a director of TWA since October 4, 1994. Ms. Lafontant-Mankarious is a partner in the Chicago law firm of Holleb & Coff and concentrates her practice in the areas of corporate law, labor and employment law, and governmental and international relations. She has been a partner at Holleb & Coff since March 1993. She was Ambassador at Large -- U.S. Coordinator for Refugee Affairs in the United States State Department from April 1989 to February 1993, Deputy Solicitor General of the United States from 1973 to 1975, and the United States Representative to the United Nations from 1972 to 1973. Ms. Lafontant-Mankarious has also been a member of the President's Council on Minority Business Enterprise and Vice Chairman of the U.S. Advisory Commission on International, Educational and Cultural Affairs. She is a director of MAFCO, Inc. and has served on over 17 major corporate boards over the past 20 years, including Mobil Oil Corporation, Trans World Airlines, Inc. from July 1975 to September 1985 and The Equitable Life Assurance Society of the United States. Ms. Lafontant-Mankarious is also a director of Project HOPE. Ms. Lafontant-Mankarious' term of office as a director expires with the Annual Meeting of Stockholders in 1997.

     William O'Driscoll, age 67, has been a director of TWA since November 3, 1993. Mr. O'Driscoll has been President and Directing General Chairman of IAM District Lodge 142 since August 1990. Mr. O'Driscoll's term of office as a director expires with the Annual Meeting of Stockholders in 1998.

     Lawrence K. Roos, age 78, has been a director of TWA since November 3, 1993. Mr. Roos has been a director of Laclede Steel Co. since 1984, an advisory director of Boatmen's Trust Co. since 1983, and is a former President of the Federal Reserve Bank of St. Louis, and a former St. Louis County executive. Mr. Roos's term of office as a director expires with the Annual Meeting of Stockholders in 1997.

EXECUTIVE OFFICERS IN ADDITION TO JEFFREY H. ERICKSON

     Mark J. Coleman, age 49, has been the Senior Vice President -- Marketing of TWA since July 14, 1994. He was Vice President and General Manager of Avis WisCom International, Ltd. from September 1992 to July 1994, and Senior Vice President -- Marketing of America West Airlines from December 1981 through September 1992. Mr. Coleman serves as an officer of the Company at the pleasure of the Board of Directors.

     Richard P. Magurno, age 52, has been Senior Vice President and General Counsel of TWA since May 2, 1994. Mr. Magurno was a partner at Lord Day & Lord, Barrett Smith law firm, New York, New York from 1989 until May 1994. From 1970 to 1988, Mr. Magurno served in various legal capacities at Eastern Air Lines,

Inc., including Senior Vice President -- Legal Affairs. Mr. Magurno serves as an officer of the Company at the pleasure of the Board of Directors.

     Don Monteath, age 54, has been Senior Vice President -- Operations of TWA since February 27, 1995. Mr. Monteath served as Senior Vice
President -- Operations for Polar Air Cargo from July 1994 to February 1995. From January 1981 through February 1994, Mr. Monteath was Senior Vice President -- Operations for America West Airlines. From 1965 to 1981 Mr. Monteath held various positions with Continental Airlines. Mr. Monteath serves as an officer of the Company at the pleasure of the Board of Directors.

     Robert A. Peiser, age 48, has been Executive Vice President -- Finance and Chief Financial Officer of TWA since August 9, 1994. Mr. Peiser has been a director of Phar-Mor, Inc. since September 1995. He was with the management consultant firm of Bahadur, Balan & Kazerski, Ltd. from November 1992 to August 1994, and held various management positions including President and Chief Executive Officer with Orange-Co., Inc. from December 1989 to November 1992. Mr. Peiser was Senior Vice President and Chief Financial Officer of Borman's, Inc. from January 1988 to September 1989, and Senior Vice President and Chief Financial Officer of ALC Communications, Inc. from July 1986 to January 1988. Mr. Peiser previously served in various management capacities at TWA from July 1972 to June 1977 and from January 1982 to April 1986, including Senior Vice President and Chief Financial Officer. Mr. Peiser serves as an officer of the Company at the pleasure of the Board of Directors.

     Charles J. Thibaudeau, age 49, has been Senior Vice President -- Employee Relations of TWA since January 1993. He was also Vice President -- Employee Relations of TWA from February 1990 to January 1993 and Staff Vice President -- Employee Relations of TWA from September 1985 to February 1990. Mr. Thibaudeau serves as an officer of the Company at the pleasure of the Board of Directors.

                        DIRECTORS' FEES AND COMPENSATION

     The Board of Directors may establish the compensation for, and reimbursement of the expenses of, directors for membership on the Board of Directors and on committees of the Board of Directors, attendance at meetings of the Board of Directors or committees of the Board of Directors, and for other services rendered by directors to the Company or any of its majority-owned subsidiaries.

     Directors of TWA during 1995 who were not also regularly salaried employees or active union representatives of TWA ("Outside Directors") were entitled to receive an annual retainer of $20,000, payable quarterly in arrears, prorated from the later of January 1, 1995 or the date of election. In addition, committee chairpersons were entitled to receive an annual retainer of $1,500, prorated from the date of the committee chairperson's appointment. Board members were also entitled to receive fees of $1,000 for each meeting of the Board attended, whether in person or by telephone conference call, along with fees of $500 for attending committee meetings held in conjunction with a Board meeting and $1,000 for committee meetings not held in conjunction with a Board meeting. Regularly salaried executive officers of TWA or active union representatives of TWA who are also Board members did not receive any supplemental compensation for their services as directors. All directors are reimbursed for expenses incurred in attending Board and committee meetings.

     Directors of TWA, their spouses and eligible dependent children receive unlimited positive space pass privileges on TWA, with tax reimbursement related to income imputed from pass usage to be paid in an amount not to exceed $10,000 per year. Imputed income together with cash payments to such directors aggregated approximately $32,100 for 1995.

     The stockholders of TWA approved the Company's 1995 Outside Directors' Stock Ownership and Stock Option Plan (the "Outside Directors' Plan") at the Company's 1995 annual meeting of stockholders. The Outside Directors' Plan, subject to any trading restrictions imposed by applicable securities laws, requires Outside Directors to purchase one thousand (1,000) shares of Common Stock (the "Required Shares") upon the date on which an individual elected as an Outside Director is nominated for election. Outside Directors whose term of service on the board began before the 1995 annual meeting of stockholders are additionally entitled to purchase two thousand (2,000) shares of Common Stock (the "Permissive Shares") pursuant to the Outside Directors' Plan, with no requirement that such Outside Director continue to hold such shares. The purchase price for both Required Shares and Permissive Shares is (x) $4.1875, the subscription price of the Company's September 1995 equity rights offering, if the Outside Director's current term of service on the Board began at or before the Company's 1995 annual meeting of stockholders and (y) the Fair Market Value (as defined in the Outside Directors' Plan) of the Common Stock on the date of purchase for all other Outside Directors. Pursuant to the Outside Directors' Plan, each Outside Director is permitted to make annual elections, with respect to some or all of the retainer amounts payable to him or her in consideration for his or her service on the Board, to (i) receive such retainer in shares of Common Stock instead of cash; (ii) defer retainer amounts and participate in a "phantom stock" program; (iii) receive some combination of cash and Common Stock for all of his or her retainer; or (iv) receive some combination of cash and Common Stock for some portion of his or her retainer and to defer the remainder. Outside Directors electing to receive shares of Common Stock in lieu of some or all of the cash retainer payment to which he or she would otherwise be entitled would receive a number of shares of Common Stock calculated by dividing the percentage of his or her retainer such Outside Director elected to receive in shares of Common Stock times the Outside Director's retainer fee by the Fair Market Value of the Common Stock on the date such retainer became payable. Outside Directors electing to defer some or all of the retainer to which he or she was entitled are credited, through a "Deferred Retainer Account," with a number of shares of Common Stock calculated by dividing the percentage of his or her retainer such Outside Director has elected to defer times his or her retainer by (x) $4.1875 for retainer amounts payable for 1996 to Outside Directors whose term of service began at or before the Company's 1995 annual meeting of stockholders; and (y) the Fair Market Value of the Common Stock on the date on which the retainer became payable for all other Outside Directors. Upon the earlier to occur of (i) December 31, 2000 and (ii) the last date of a participating Outside Director's service on the Board, each participating Outside Director will be entitled to a payment consisting of cash, Common Stock or a combination of the two. Finally, the Outside Directors' Plan provides for each Outside Director to be granted annual options to purchase 1,500 shares of Common Stock beginning as of the first business day following the later to occur of (i) January 1, 1997 and (ii) the January 1 next following the first anniversary of qualification as an Outside Director. Options granted under the Outside Directors' Plan will have a ten (10) year life, and will vest at a rate of twenty percent (20%) on the first year's anniversary of the date of grant, with the remaining options vesting at a rate of forty percent (40%) on each of the second and third year's anniversary of the date of grant. The exercise price for options granted under the Outside Directors' Plan will be the Fair Market Value of the Common Stock on the date of grant.

                      MEETINGS AND COMMITTEES OF THE BOARD

     During 1995, the Board of Directors held twelve (12) regular meetings and five (5) special meetings. All incumbent directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and any committee of the Board of Directors on which they served.

                           GOVERNANCE OF THE COMPANY

     In accordance with applicable Delaware state law, the business of the Company is managed under the direction of the Board of Directors.

     There are currently six standing committees of the Board of Directors. Under the By-laws and pursuant to the Board's determination, a majority of members of each of the Audit, Executive, Compensation and Finance Committee are required to be Outside Directors. The Board has also determined that union representative directors shall serve one year terms and rotate from the Compensation to Executive to Finance Committees. Committee Chairpersons shall serve a minimum of one year and a maximum of three year terms. Outside Directors serve a minimum of one year and a maximum of a four year term on any Committee and rotate on a staggered basis to other Committees. Current committee memberships, the number of committee meetings held during 1995 and the functions of those committees are described below.

     Executive Committee. The current members of the Executive Committee are Thomas F. Meagher (chairman), Jeffrey H. Erickson, Gerald L. Gitner, Thomas H. Jacobsen, Myron Kaplan, William O'Driscoll and G. Joseph Reddington. Such Executive Committee has and may exercise the powers of the Board of

Directors granted to it by the Board of Directors from time to time, except the power to: amend the By-laws or the Certificate of Incorporation (except, to the extent authorized by a resolution of the Whole Board (i.e., the total number of directors that the Company would have if there were no vacancies on the Board of Directors), to fix the designation, preferences and other terms of any series of preferred stock), adopt an agreement of merger or consolidation, authorize the issuance of stock, declare a dividend or recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, a dissolution of the Company, or a revocation of a dissolution, and except as otherwise provided by the Delaware General Corporation Law. The By-laws formerly contained certain restrictions concerning the composition of the Executive Committee and the procedure relative to calling a meeting of the Executive Committee. The Board voted unanimously on April 18, 1995, to remove these restrictions and amended the By-laws accordingly. During 1995, the Executive Committee met six (6) times.

     Audit Committee. The current members of the Audit Committee are Thomas H. Jacobsen (chairman), Eugene P. Conese, Jewel Lafontant-Mankarious, James A. Lawrence, Thomas F. Meagher, Lawrence K. Roos and William W. Winpisinger. The Audit Committee is responsible for (i) the oversight of the Company's internal control structure, (ii) review of the internal audit department, (iii) selection of the Company's public accountants (iv) review of the fees of the Company's outside public accountants and (v) oversight of the Company's financial reporting. During 1995, the Audit Committee met six (6) times.

     Compensation Committee. The current members of the Compensation Committee are Myron Kaplan (chairman), Eugene P. Conese, William M. Hoffman, Jewel Lafontant-Mankarious, James A. Lawrence and G. Joseph Reddington. The Compensation Committee reviews executive salaries, administers the bonus, incentive, compensation and stock option plans of the Company and approves the salaries and other benefits of the executive officers of the Company. During 1995, the Compensation Committee met three (3) times.

     Finance Committee.  The current members of the Finance Committee are Gerald
L. Gitner (chairman), William F. Compton, Jeffrey H. Erickson, Myron Kaplan and Thomas F. Meagher. The Finance Committee reviews, advises on, and reports to the Board on, the Company's financial plans and policies and fund requirements, current and projected capital requirements, short term investment policies, borrowing and dividend policy, acquisition or disposition of aircraft, purchase or disposition of non-aircraft assets, the opening of new stations, major route changes and other similar such actions having financial implications for the Company. During 1995, the Finance Committee met six (6) times.

     Corporate Governance Committee. The current members of the Corporate Governance Committee are G. Joseph Reddington (chairman), Jeffrey H. Erickson, Thomas H. Jacobsen, Myron Kaplan, Thomas F. Meagher and William W. Winpisinger. The Corporate Governance Committee will review Director performance on an annual basis, search and make recommendations to fill Director vacancies (including Chairman of the Board) and Chief Executive Officer. The Corporate Governance Committee was established in March 1996.

     Customer Service Committee. The current members of the Customer Service Committee are Jewel Lafontant-Mankarious (chairperson), Gerald L. Gitner, William O'Driscoll and Lawrence K. Roos. The Customer Service Committee reviews the quality of and satisfaction with the Company's product. During 1995, the Customer Service Committee met seven (7) times.

     Compensation Committee Interlocks and Insider Participation. To the best of TWA's knowledge, there was no instance in 1995 in which an executive officer of TWA served as a director or member of a compensation committee of another corporation in a situation where an executive officer of such other corporation served as a director of TWA.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for the periods indicated to (a) the individual serving as the Company's Chief Executive Officer during 1995 and (b) the four most highly compensated executive officers (other than the Chief Executive Officer) who earned more than $100,000 during 1995.

SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                 ANNUAL                     COMPENSATION
                                                            COMPENSATION(1)                 ------------
                                               ------------------------------------------    SECURITIES
                                                                              ALL OTHER      UNDERLYING
     NAME AND PRINCIPAL POSITION        YEAR    SALARY(2)       BONUS($)     COMPENSATION   OPTIONS/SARS
- --------------------------------------  ----   ------------   ------------   ------------   ------------
Jeffrey H. Erickson...................  1995     $369,694       $250,000(3)    $     14(5)     715,239(6)
  (President and Chief Executive        1994      270,398         75,000(4)      31,540(5)          --(7)
  Officer)                              1993           --             --             --             --
Robert A. Peiser......................  1995     $231,855       $250,000(3)    $      9(5)     357,534(6)
  (Executive Vice President -- Finance  1994       91,110         25,000(4)          --             --(7)
  and Chief Financial Officer)          1993           --             --                            --
Richard P. Magurno....................  1995     $177,360       $250,000(3)    $     --        357,534(6)
  (Senior Vice President and General    1994      118,263             --         10,768(5)          --(7)
  Counsel)                              1993           --             --             --             --
Don Monteath..........................  1995     $158,378       $ 35,000(4)    $ 12,953(5)     178,788(6)
  (Senior Vice                          1994           --             --             --             --
  President -- Operations)              1993           --             --             --             --
Mark J. Coleman.......................  1995     $185,222       $     --       $      9(5)     178,788(6)
  (Senior Vice President -- Marketing)  1994       86,460             --              4(5)          --(7)
                                        1993           --             --             --             --

- ---------------
(1) All compensation rounded to whole dollars.

(2) The amounts shown do not include indirect compensation, the value of which for each executive officer did not exceed the lesser of $50,000 or 10% of the aggregate compensation for such officer. The amounts shown reflect income imputed to free or reduced rate air transportation used by executive officers and eligible members of their families during 1995 for purposes other than TWA business, plus withholding payments made by TWA on their behalf to approximate federal and local tax liability on such income. These payments were made pursuant to a tax reimbursement program established in 1986 for the benefit of active executive officers as well as certain active key employees.

(3) Represents payments to Messrs. Erickson, Peiser and Magurno pursuant to the Company's Restructuring Incentive Compensation Plan in connection with the completion of the Company's 1995 reorganization.

(4) Represents "signing" incentive payments for Messrs. Erickson, Peiser and Monteath.

(5) Represents (a) moving expenses reimbursed by the Company for Mr. Erickson of $31,540 and for Mr. Monteath of $12,836, (b) temporary living expenses for Mr. Magurno of $10,768, and (c) premiums of group life insurance of $14 for Mr. Erickson, $9 for Mr. Peiser, $117 for Mr. Monteath and $9 for Mr. Coleman in 1995 and $4 for Mr. Coleman in 1994.

(6) Represents the grant of options to purchase shares of Common Stock under the Company's 1994 Key Employee Stock Incentive Plan (the "KESIP").

(7) Along with certain other officers of the Company, Messrs. Erickson, Peiser, Magurno and Coleman were granted 600,000, 200,000, 16,000 and 16,000 stock appreciation rights ("SARs" or "Units"), respectively, which were exercisable at times and under circumstances set forth in applicable agreements. These Units were without value unless the current market price of the Company's then outstanding common stock exceeded a base value equal to the current market price at the time the Units were granted. As of December 31, 1994, the value of these SARs for all such officers was $0. The Units were terminated on August 23, 1995.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                NUMBER OF                                             VALUE AT ASSUMED RATES
                                SECURITIES    PERCENT OF                                  OF STOCK PRICE
                                UNDERLYING   TOTAL OPTIONS                                 APPRECIATION
                                 OPTIONS      GRANTED TO                                 FOR OPTION TERM
                                 GRANTED     EMPLOYEES IN    EXERCISE   EXPIRATION   ------------------------
             NAME                 (#)(1)      FISCAL YEAR     PRICE        DATE          5%           10%
- ------------------------------  ----------   -------------   --------   ----------   ----------   -----------
Jeffrey H. Erickson(2)(3).....   715,239         31.60%       $ 4.64      10/25/00   $2,843,093   $ 4,456,565
Robert A. Peiser(3)(4)........   357,534         15.80%         4.64      10/25/00    1,421,207     2,227,750
Richard P. Magurno(3)(4)......   357,534         15.80%         4.64      10/25/00    1,421,207     2,227,750
Don Monteath(5)...............   178,788          7.90%         4.64      10/25/00      710,682     1,114,010
Mark J. Coleman(5)............   178,788          7.90%         4.64      10/25/00      710,682     1,114,010

- ---------------
(1) All options granted under the KESIP. Options vest at a rate of 34% upon the first anniversary of the award date 33% upon the second anniversary of the award date and 33% upon the third anniversary of the award date.

(2) Represents options to purchase shares of Common Stock equal to an aggregate of 1.667% of the aggregate outstanding Common Stock and Employee Preferred Stock as of December 16, 1995, subject to certain adjustments.

(3) Represents options granted on December 16, 1994, subject to approval of the KESIP by the Company's stockholders, and are therefore reported as 1995 grants. At the Company's 1995 annual meeting of stockholders, the KESIP was approved by the requisite vote of the stockholders and the referenced options were deemed to be granted retroactively.

(4) Represents options to purchase shares of Common Stock equal to an aggregate of 0.8333% of the aggregate outstanding Common Stock and Employee Preferred Stock as of December 16, 1995, subject to certain adjustments.

(5) Represents options granted on August 21, 1995, subject to approval of the KESIP by the Company's stockholders, to purchase shares of Common Stock equal to an aggregate of 0.4167% of the aggregate outstanding Common Stock and Employee Preferred Stock as of December 16, 1995, subject to certain adjustments. At the Company's 1995 annual meeting of stockholders, the KESIP was approved by the requisite vote of the stockholders and the referenced options were deemed to be granted retroactively.

CERTAIN EMPLOYMENT AGREEMENTS

     TWA is party to a Memorandum of Understanding (the "MOU") with Jeffrey H. Erickson, dated April 13, 1994, whereby TWA employs Mr. Erickson as President and Chief Executive Officer. The MOU provides for a base salary of $350,000 and a signing incentive of $75,000. The MOU provides that in the event of Mr. Erickson's involuntary termination without cause (as defined in the MOU), he shall be paid his base salary at the annualized rate in effect on the date of termination for a period equal to 12 months following the date of such termination. Mr. Erickson serves as an officer of the Company at the pleasure of the Board of Directors.

     A letter agreement dated August 30, 1994 was executed by TWA and Robert A. Peiser. The letter agreement provided for Mr. Peiser to assume the positions of Executive Vice President -- Finance and Chief Financial Officer, subject to election by the Board of Directors. Mr. Peiser was so elected. The letter agreement provides for a base salary of $225,000 and a signing incentive of $25,000. The term of Mr. Peiser's employment began on August 9, 1994, and is to be for an indefinite period, subject to TWA's right of termination without cause (as defined in the letter agreement), with 12 months' severance pay.

     A letter agreement dated April 18, 1994 was executed by TWA and Richard P. Magurno. The agreement provided for Mr. Magurno to assume the position of Senior Vice President and General Counsel, subject to election by the Board of Directors. Mr. Magurno was so elected. The letter agreement provides for a base salary of $175,000. Mr. Magurno serves as an officer of the Company at the pleasure of the Board of Directors; provided, TWA must give 12 months' prior written notice to terminate the agreement without cause.

     A letter agreement dated June 29, 1994 was executed by TWA and Mark J. Coleman. The letter agreement provided for Mr. Coleman to assume the position of Senior Vice President -- Marketing, subject to election by the Board of Directors. Mr. Coleman was so elected. The letter agreement provides for a base salary of $175,000. The term of Mr. Coleman's employment began on July 14, 1994. Mr. Coleman serves as an officer of the Company at the pleasure of the Board of Directors; provided, TWA must give 12 months' prior written notice to terminate the agreement without cause.

     A letter agreement dated January 25, 1995 (amended March 9, 1995) was executed by TWA and Don Monteath. The letter agreement provided for Mr. Monteath to assume the position of Senior Vice President -- Operations, subject to election by the Board of Directors. Mr. Monteath was so elected. The letter agreement provides for a base salary of $175,000 and a signing incentive of $35,000. Mr. Monteath's employment began on February 27, 1995 and is to be for an indefinite period, subject to TWA's right of termination without cause (as defined in the letter agreement), with 6 months' severance pay. Mr. Monteath serves as an officer of the Company at the pleasure of the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth, as of March 27, 1996, certain information concerning ownership of each class of voting securities of the Company by: (i) each person who is known by the Company to own beneficially more than 5% of the voting securities of the Company, (ii) each current director individually, (iii) the chief executive officer and the five other senior executive officers and
(iv) all current directors and executive officers of the Company as a group. The determinations of "beneficial ownership" of voting securities are based upon Rule 13d-3 under the Exchange Act of 1934, as amended. Such rule provides that the securities will be deemed "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of securities and/or the power to dispose, or to direct the disposition of, the securities or where a person has the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined. Except as described below, each of the persons and groups listed below has sole voting and investment power with respect to the securities shown.

PRINCIPAL HOLDERS OF COMMON STOCK

                                                                       AMOUNT OF       PERCENT OF
                                                                       BENEFICIAL      OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER OR IDENTITY OF GROUP        OWNERSHIP(1)      SHARES(1)
- --------------------------------------------------------------------  ------------     -----------
Pension Benefit Guaranty Corporation(2)(3)(4).......................    4,166,667         11.28%
Fidelity Management and Research Company(5).........................    4,577,788         12.39%
Wellington Management Company(6)....................................    2,769,200          7.50%
John W. Bachmann (7)................................................            0           *
William F. Compton(8)...............................................        1,781           *
Eugene P. Conese(9)(10)(11).........................................        7,825           *
Jeffrey H. Erickson(12).............................................      247,100           *
Gerald L. Gitner(9)(10).............................................        7,776           *
William M. Hoffman(13)(14)..........................................       39,622           *
Thomas H. Jacobsen(9)(10)...........................................       14,776           *
Myron Kaplan(9)(10)(15).............................................        7,776           *
Jewel Lafontant-Mankarious (9)(16)..................................        3,000           *
James A. Lawrence (9)(10)...........................................       10,776           *
Thomas F. Meagher (9)(17)(18).......................................       10,664           *
William O'Driscoll (19).............................................      171,383           *
G. Joseph Reddington (9)(10)(17)....................................        8,276           *
Lawrence K. Roos(9)(10)(20).........................................        7,776           *
William W. Winpisinger(9)(17)(21)...................................        5,388           *
Mark J. Coleman(22).................................................        1,958           *
Richard P. Magurno(23)(24)..........................................    1,195,024          3.22%
Don Monteath(22)....................................................          996           *
Robert A. Peiser(23)(24)............................................    1,196,024          3.23%
Charles J. Thibaudeau(22)(23).......................................    1,073,462          2.91%
Total Shares owned by Current Directors and Current Executive
  Officers,
  as a group (19 individuals)(25)...................................    4,011,383         10.71%

- ---------------
  *  Less than 1%

 (1) Includes securities issuable pursuant to options exercisable within 60 days.

 (2) The address of the Pension Benefit Guaranty Corporation is 1200 K Street, NW, Suite 210, Washington, DC 20005.

 (3) A Schedule 13G has been filed by Pacholder Associates, Inc. to report shared voting and dispositive power with respect to these shares. Pacholder Associates, Inc.'s address is 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236.

 (4) A Schedule 13D has been filed on behalf of Pichin Corp., Chelonian Corp., Unicorn Associates Corp., ACF Industries, Incorporated, ACF Industries Holding Corp., Highcrest Investors Corp., Icahn Holding Corporation and Carl C. Icahn to report shared voting and dispositive power with respect to these shares. The address of each of these entities is 100 South Bedford Road, Mount Kisco, New York 10549, with the exception of ACF, whose address is 3301 Rider Trail South, Earth City, Missouri 63045, and Carl C. Icahn, whose principal business address is c/o Icahn Associates Corp., 114 West 47th Street, New York, New York 10036.

 (5) Schedules 13D have been filed on behalf of FMR Corp. ("FMR") and Fidelity International Limited to report beneficial ownership, through Fidelity Management & Research Company, of 3,258,522 shares, through Fidelity Management Trust Company, of 1,280,766 shares; and ownership by Fidelity International Limited, of 38,500 shares. FMR is the beneficial owner of such shares.

 (6) A Schedule 13G has been filed by Wellington Management Company to report shared dispositive power with respect to all of these shares and shared voting power in connection with 1,514,500 of such shares. The address of Wellington Management Company is 75 State Street, Boston, Massachusetts 02109.

 (7) Mr. Bachmann was appointed to the Board effective April 1, 1996.

 (8) Includes approximately 849 shares attributable to Mr. Compton's beneficial interest in the ALPA Trust. Excludes shares owned by his wife pursuant to her beneficial interest in the IFFA Trust and other shares as to which she is the record holder. Mr. Compton disclaims beneficial ownership of all shares held by his wife. Mr. Compton is the record holder of 932 shares of Common Stock.

 (9) Pursuant to the Outside Directors' Plan each Outside Director may elect to defer some or all of his or her annual retainer by participating in a Deferred Retainer Account (as defined in the Outside Directors' Plan) program beginning in 1996. Outside Directors are entitled to receive annual credits to their Deferred Retainer Accounts equaling the percentage of retainer to be received in shares of Common Stock times the usual retainer amount payable to such Outside Director, divided by (i) the $4.1875 Subscription Price of the Company's September 1995 equity rights offering (the "Subscription Price") for Outside Directors whose term of service on the Board began at or before the 1995 annual meeting of stockholders, and
     (ii) the Fair Market Value of the Common Stock on the date the retainer becomes payable for Outside Directors whose term of service began after the 1995 annual meeting of stockholders. Upon the earlier to occur of (i) December 31, 2000 and (ii) the last date of a participating Outside Director's service on the Board, such Outside Director is entitled to a payment equal to (i) the total number of shares of Common Stock in the Outside Director's Deferred Retainer Account, (ii) cash equaling the number of shares of Common Stock contained in the Deferred Retainer Account times the Fair Market Value of the Common Stock on the date the retainer becomes payable or (iii) a combination of (i) and (ii).

(10) Messrs. Conese, Gitner, Jacobsen, Kaplan, Lawrence, Reddington and Roos each elected to defer all 1996 retainer amounts payable to them in a Deferred Retainer Account. Constitutes or includes 4,776 shares of Common Stock issuable to such Outside Director pursuant to the Outside Directors' Plan in the event of his termination from service on the Board within 60 days, assuming such director elects to receive the entire balance of his Deferred Retainer Account in shares of Common Stock.

(11) Includes warrants to purchase 49 shares of Common Stock at a price of $14.40 per share.

(12) Includes an estimated 243,182 shares of Common Stock issuable upon the exercise of vested options granted to Mr. Erickson pursuant to the KESIP.

(13) The address of Mr. Hoffman is c/o Independent Federation of Flight Attendants, 720 Olive Street, Suite 1700, St. Louis, Missouri 63101.

(14) Includes 39,310 shares held by Mr. Hoffman as a member of the Plan Trustee Committee of IFFA, trustee of the IFFA Trust and warrants to purchase seven
     (7) shares of Common Stock at a price of $14.40 per share. Also includes approximately 16 shares held for Mr. Hoffman's benefit as a TWA employee in the IFFA Trust. Except for the 16 shares described above, Mr. Hoffman disclaims beneficial ownership of the shares held by the IFFA Trust. Mr. Hoffman is also the beneficial owner of an undetermined amount of Common Stock which has not yet been issued or allocated, which is to be distributed to Mr. Hoffman as a TWA employee as a result of IFFA litigation against TWA settled in the course of the Company's 1993 reorganization. Mr. Hoffman is the record holder of 289 shares of Common Stock.

(15) These shares are held by Mr. Kaplan for the benefit of the firm of Kleinberg, Kaplan, Wolff & Cohen, P.C., of which Mr. Kaplan is a member.

(16) Pursuant to the Outside Directors' Plan, each Outside Director was granted the right to purchase up to 3,000 shares of Common Stock at the Subscription Price. Includes 2,000 shares of Common Stock remaining issuable upon exercise of this right.

(17) Pursuant to the Outside Directors' Plan, each Outside Director was granted the right to purchase up to 3,000 shares of Common Stock at the Subscription Price. Includes 3,000 shares of Common Stock issuable upon exercise of this right.

(18) Mr. Meagher elected to defer all 1996 retainer amounts payable to him in a Deferred Retainer Account. Constitutes 7,164 shares of Common Stock issuable to Mr. Meagher pursuant to the Outside Directors' Plan in the event of his termination from service on the Board within 60 days, assuming Mr. Meagher elects to receive the entire balance of his Deferred Retainer Account in shares of Common Stock.

(19) These shares are held by Mr. O'Driscoll as a member of the IAM Plan Trust Committee of the IAM Trust, along with Mr. Gary Poos. Mr. O'Driscoll disclaims beneficial ownership of the shares held by the IAM Trust.

(20) Includes 3,000 shares held in the name of the Lawrence K. Roos Revocable Trust.

(21) Mr. Winpisinger elected to defer 50% of 1996 retainer amounts payable to him in a Deferred Retainer Account. Includes 2,388 shares of Common Stock issuable to Mr. Winpisinger pursuant to the Outside Directors' Plan in the event of his termination from service on the Board within 60 days, assuming Mr. Winpisinger elects to receive the entire balance of his Deferred Retainer Account in shares of Common Stock.

(22) Does not include unvested options to purchase shares of Common Stock pursuant to the KESIP.

(23) Also includes approximately 1,958, 2,518 and 1,725 shares attributable to the respective beneficial interests of Messrs. Magurno, Peiser and Thibaudeau, in the shares held by the Other Employee Trust. Except for such shares, Messrs. Magurno, Peiser and Thibaudeau disclaim beneficial ownership of the shares held by the Other Employee Trust. Messrs. Magurno, Peiser and Thibaudeau serve as members of the committee having the power to direct the vote of the shares of Common Stock held in the Other Employee Trust.

(24) Includes an estimated 121,562 shares of Common Stock issuable upon the exercise of vested options granted to Messrs. Magurno and Peiser pursuant to the KESIP.

(25) When combined with shares of Employee Preferred Stock beneficially held by current directors and current executive officers, as a group, represents a total of 8,714,736 shares of the Company's voting securities.

PRINCIPAL HOLDERS OF EMPLOYEE PREFERRED STOCK

                                                SERIES OF         AMOUNT OF        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER OR         EMPLOYEE          BENEFICIAL      OUTSTANDING
           IDENTITY OF GROUP                 PREFERRED STOCK      OWNERSHIP     SHARES OF SERIES
- ----------------------------------------  ---------------------   ---------     ----------------
ALPA Trust..............................  ALPA Preferred Stock    1,147,843           66.66%(2)
ALPA ESOP Trust.........................  ALPA Preferred Stock      573,921           33.33%(4)
IAM Trust(5)............................  IAM Preferred Stock     3,821,473          100.00%(6)
IFFA Trust(7)...........................  IFFA Preferred Stock      881,880          100.00%(8)
William M. Hoffman(9)...................  IFFA Preferred Stock      881,880          100.00%(10)
William O'Driscoll(11)..................  IAM Preferred Stock     3,821,473          100.00%(12)

- ---------------
 (1) The address of the ALPA Trust is c/o Don R. Jacobs, as co-trustee, TWA Air Line Pilots Supplemental Stock Plan, 3221 McKelvey Road, Suite 200, Bridgeton, Missouri 63044.

 (2) Constitutes 2.65% of the securities entitled to vote on all agenda matters at meetings of stockholders other than the election of directors.

 (3) The address of the ALPA ESOP Trust is c/o American Stock Transfer & Trust Company, as trustee, 40 Wall Street, 46th Floor, New York, New York 10005.

 (4) Constitutes 1.32% of the securities entitled to vote on all agenda items at meetings of stockholders other than the election of directors.

 (5) The address of the IAM Trust is c/o Fleet National Bank, N.A., as trustee, One Federal Street, 31st Floor, Boston, Massachusetts 02211.

 (6) When combined with the 171,383 shares of Common Stock held by the IAM Trust, constitutes 9.21% of the securities entitled to vote on all agenda matters at meetings of stockholders other than the election of directors.

 (7) The address of the IFFA Trust is 720 Olive Street, Suite 1700, St. Louis, Missouri 63101.

 (8) When combined with the 39,310 shares of Common Stock held by the IFFA Trust, constitutes 2.12% of the securities entitled to vote on all agenda matters at meetings of stockholders other than the election of directors.

 (9) The address of Mr. Hoffman is c/o Independent Federation of Flight Attendants, 720 Olive Street, Suite 1700, St. Louis, Missouri 63101.

(10) Includes all shares of IFFA Preferred Stock held by the IFFA Trust, including 288 shares of IFFA Preferred Stock held for Mr. Hoffman's benefit as a TWA employee in the IFFA. Except as to the 288 shares of IFFA Preferred Stock described above, Mr. Hoffman disclaims beneficial ownership of the shares of IFFA Preferred Stock held by the IFFA Trust.

(11) The address of Mr. O'Driscoll is c/o Fleet National Bank, N.A., as trustee, One Federal Street, 31st Floor, Boston, Massachusetts 02211.

(12) Includes all shares of IAM Preferred Stock held by the IAM Trust. Mr. O'Driscoll disclaims beneficial ownership of the shares of IAM Preferred Stock held by the IAM Trust.

                     COMPENSATION PURSUANT TO PENSION PLANS

     Retirement Plans. The TWA Retirement Pension Plan ("TWA Retirement Plan") applicable to United States salaried employees was non-contributory. The TWA Retirement Plan was assumed by Pichin Corp. and "frozen" effective January 1, 1993 and, accordingly, participants thereunder will not accrue additional retirement benefits after such date. Participation in such plan is closed to new employees. The following tables show the estimated annual retirement benefits payable at the normal retirement age of 65 to TWA Retirement Plan participants with the years of service and earnings classifications indicated, assuming payment in the form of a single life annuity. The first table covers participants who were hired by TWA prior to January 1, 1985. The payments shown in such tables are subject to reduction by a percentage of the estimated social security benefit and by the effect of excluding compensation over $228,860.

ESTIMATED ANNUAL RETIREMENT BENEFITS PAYABLE TO
PLAN PARTICIPANTS HIRED ON OR AFTER JANUARY 1, 1985

                                                            YEARS OF SERVICE
                                      ------------------------------------------------------------
REMUNERATION                          15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
- ------------                          --------     --------     --------     --------     --------
$125,000............................  $ 30,938     $ 41,250     $ 51,563     $ 61,875     $ 72,188
 150,000............................    37,125       49,500       61,875       74,250       86,625
 175,000............................    43,313       57,750       72,188       86,625      101,063
 200,000............................    49,500       66,000       82,500       99,000      115,500
 225,000............................    55,688       74,250       92,813      111,375      129,438
 250,000............................    61,875       82,500      103,125      123,750      114,375
 275,000............................    68,063       90,750      113,438      136,125      158,813
 300,000............................    74,250       99,000      123,750      148,500      173,250
 325,000............................    80,438      107,250      134,063      160,875      187,688
 350,000............................    86,625      115,500      144,375      173,250      202,125
 375,000............................    92,813      123,750      154,688      185,625      216,563
 400,000............................    99,000      132,000      165,000      198,000      231,000
 425,000............................   105,188      140,250      175,313      210,375      245,438
 450,000............................   111,375      148,500      185,625      222,750      259,875
 475,000............................   117,563      156,750      195,938      235,125      274,313
 500,000............................   123,750      165,000      206,250      247,500      288,750

ESTIMATED ANNUAL RETIREMENT BENEFITS PAYABLE TO
PLAN PARTICIPANTS HIRED ON OR AFTER JANUARY 1, 1985

                                                            YEARS OF SERVICE
                                      ------------------------------------------------------------
REMUNERATION                          15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
- ------------                          --------     --------     --------     --------     --------
$125,000............................  $ 28,125     $ 37,500     $ 46,875     $ 56,250     $ 65,625
 150,000............................    33,750       45,000       56,250       67,500       78,750
 175,000............................    39,375       52,500       65,625       78,750       91,875
 200,000............................    45,000       60,000       75,000       90,000      105,000
 225,000............................    50,625       67,500       84,375      101,250      118,125
 250,000............................    56,250       75,000       93,750      112,500      131,250
 275,000............................    61,875       82,500      103,125      123,750      144,375
 300,000............................    67,500       90,000      112,500      135,000      157,500
 325,000............................    73,125       97,500      121,875      146,250      170,625
 350,000............................    78,750      105,000      131,250      157,500      183,750
 375,000............................    84,375      112,500      140,625      168,750      196,875
 400,000............................    90,000      120,000      150,000      180,000      210,000
 425,000............................    95,625      127,500      159,375      191,250      223,125
 450,000............................   101,250      135,000      168,750      202,500      236,250
 475,000............................   106,875      142,500      178,125      213,750      249,375
 500,000............................   112,500      150,000      187,500      225,000      262,500

     Earnings covered by this plan consist of total compensation before withholding deductions, excluding overtime, premium pay, special allowances and contributions to this or any other qualified benefit plan. Effective January 1, 1992, any compensation in excess of $228,860 per year will not be used in computing a member's retirement benefit under the plan. A member's retirement income at the normal retirement age, which is 65, is calculated as the greater of (i) a percentage of final average monthly earnings (not taking into account earnings after December 31, 1988), less a percentage of estimated social security benefits, times year of plan service (as defined) or (ii) the accrued benefit under the plan formula in effect immediately prior to March 1, 1986. The retirement benefits will be reduced by the amounts of any retirement benefits received by participants under provisions of TWA's retirement plans applicable to the various union groups with respect to the same periods of service.

     As permitted by the Employee Retirement Income Security Act of 1974, as amended, the TWA Retirement Plan applicable to salaried employees provides for the payment out of general funds of TWA of any benefit calculated under provisions of applicable retirement plan that may be above the annual maximum benefit limit under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The annual limit as of December 31, 1992 was $112,221 at age 65, except that for those plan members whose accrued benefits exceeded $90,000 prior to December 31, 1983 the annual limit will be equal to the 1982 accrued benefit.

     The TWA Retirement Plan provides that members vest fully in their benefits upon the completion of five years of service. As of December 31, 1995, Mr. Thibaudeau was a member of the TWA Retirement Plan and had completed 26 years of service as a plan participant. The TWA Retirement Plan was frozen effective December 31, 1992, and as such there have been no additional accruals after such date.

                         COMPENSATION COMMITTEE REPORT

     In late 1994, the Compensation Committee determined that, due to the Company's financial condition entering 1995, no salary increases or incentive payments (other than incentive payments to Messrs. Erickson, Peiser and Magurno under the Restructuring Incentive Compensation Plan described below) would be granted to executive officers for such year. The Compensation Committee instead reserved the right to review the compensation paid by the Company to such executives at year end and to determine if same were appropriate.

     In November and December 1994, the Compensation Committee recommended to the Board and the Board, in recognition of the long-term value to the Company's stockholders of a successful restructuring and of the extraordinary efforts required to accomplish this objective, unanimously adopted a Restructuring Incentive Compensation Plan (the "Incentive Plan") for certain key executives. The Incentive Plan conditioned the grant of an aggregate of $750,000 in cash payments to (i) the completion of the successful financial restructuring of the Company and (ii) the payment by the Company of all pension payments which had been deferred from January to June 1995. The Compensation Committee and the Board believe that the Incentive Plan was in accord with compensation practices common in corporate financial restructurings and provided appropriate incentives to the key executives to achieve successfully an unusually complicated restructuring. Also in November and December 1994, the Compensation Committee recommended to the Board and the Board unanimously approved the KESIP for submittal to the Company's stockholders for adoption. The purpose of the KESIP is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of the Company's stockholders and by providing the participants with an incentive for outstanding performance. The KESIP was approved by the requisite vote of the Company's stockholders in November 1995 and provides for the award of incentive and nonqualified stock options for up to 7% of the Company's Common Stock and Employee Preferred Stock outstanding as of December 16, 1995.

     In February 1996, the Compensation Committee reviewed the compensation paid by the Company to senior executives during 1995 and determined that such compensation was appropriate. The Compensation Committee also reviewed the report of Towers, Perrin, an outside consulting firm, comparing the compensation paid to the Company's executive officers to industry wide data and to the compensation paid to the Company's employees generally. Based on that report, the Compensation Committee has determined that no salary increases would be granted to executive officers for 1996. During 1995 management committed to institute a Company wide management by objective policy in 1996 to create performance and revenue commitments. The Compensation Committee has endorsed using the attainment of objectives under the management by objective policy as a method by which future executive performance will be measured. The Compensation Committee intends to review the compensation paid by the Company to executive officers at the end of 1996 to determine whether executive compensation during 1996 was appropriate based on attainment of such objectives.

     Mr. Erickson, President and Chief Executive Officer of the Company, is compensated in accordance with the terms of the MOU. The MOU provides that Mr. Erickson's base salary shall be reviewed annually for increase in the discretion of the Board. The MOU further provides that Mr. Erickson shall receive an incentive payment, equal to 30% to 50% of his base salary for 1995 provided that the Company was not in default under any of its publicly issued securities or other material non-public debt obligations at the end of 1995 or at the date upon which such payment was to be paid and further provided that the Company had met or exceeded its operating plan for 1995. Mr. Erickson has had the same base salary since April 1994. In November and December 1994 the Compensation Committee established the level of incentive compensation reserved for Mr. Erickson under the Incentive Plan at $250,000, which compensation was paid following the completion of the Company's financial restructuring and fulfillment of the conditions set forth in the Incentive Plan. One factor the Compensation Committee considered in setting the level of incentive compensation to be paid to Mr. Erickson under the Incentive Plan was the timing of the financial restructuring and the impact of same on the Company's ability to meet or exceed its operating plan in 1995. The terms of the Incentive Plan were included in the solicitation of votes for the prepackaged bankruptcy approved by the Company's shareholders and creditors. No additional compensation was paid to Mr. Erickson pursuant to the MOU for 1995.

     Historically, the Company's policy regarding compensation for its executive officers has been based on consideration of a variety of factors and the exercise of the collective judgment of the Board of Directors. The Chief Executive Officer has typically proposed to the Board of Directors the amount and type of compensation for such officers. Factors considered by the CEO and the Board of Directors in making recommendations and decisions with regard to compensation included their subjective perception of an individual officer's performance, significant milestones achieved by the officer and the Company, gross margins, the nature of an officer's duties and responsibilities, the compensation paid to officers of companies competing with the Company (to the extent known) and a subjective assessment of the compensation the Company's officers could obtain in the market. While various components of the Company's performance were considered in setting compensation, other than the Incentive Plan discussed below, compensation has not been formally tied to pre-established, fixed objective measures of Company performance, nor was any objective rank or weight attributed to specific measures of performance in setting compensation.

     In November 1993, the Company established a Compensation Committee to review and make recommendations to the full Board of Directors with respect to executive officer compensation and to set the salaries for executive officers. In 1993, Congress enacted Section 162(m) of the Code ("Section 162(m)"), effective for taxable years commencing 1994. This legislation generally limits the Company's deduction to $1 million per year per executive for certain compensation paid to each of its CEO and the four highest compensated executives other than the CEO named in the applicable proxy statement (the "covered executives"). The Code and current regulations issued under the Code contain exclusions from this limitation. In general, the regulations exclude from this limitation compensation that is calculated based on "objective" performance criteria (as defined). The regulations do not exclude from this limitation compensation that is calculated based on achievement of a range of quantitative and qualitative criteria with full discretion by the Committee to evaluate performance. The limitations of Section 162(m) were not applicable to compensation paid by the Company to covered executives during 1995. At such time as the Compensation Committee determines that Section 162(m) is likely to impact the compensation arrangements of the Company with respect to covered executives, the Compensation Committee intents to consider the relative impact thereof on the Company and such executives and to make recommendations to the Board that it believes optimize the total benefit to the Company and such executives.

     The members of the Compensation Committee of the Board of Directors in January 1995 were James A. Lawrence, chairman, William F. Compton, Eugene P. Conese, Myron Kaplan, Esq., G. Joseph Reddington and Lawrence K. Roos. On April 19, 1995, William O'Driscoll, Thomas H. Jacobsen and Jewel Lafontant-Mankarious, Esq. joined the Compensation Committee, replacing Messrs. Compton and Roos. On March 19, 1996, Mr. Kaplan was named chairman of the Compensation Committee, William M. Hoffman replaced Mr. O'Driscoll as a member of the Compensation Committee and Mr. Jacobsen was reassigned to another committee.

     The following individuals were members of the Compensation Committee during some part of 1995 or are currently on the Compensation Committee:

James A. Lawrence
Eugene P. Conese
Thomas H. Jacobsen
Myron Kaplan, Esq.
G. Joseph Reddington
Lawrence K. Roos
William F. Compton
William O'Driscoll
Jewel Lafontant-Mankarious, Esq.
William M. Hoffman

                               PERFORMANCE GRAPH

     The following graph compares the percentage change in the Company's cumulative total securityholder return on its Common Stock with the cumulative total return, assuming reinvestment of dividends, of (i) the Standard & Poor's 500 Stock Index and (ii) the Standard & Poor's Airlines Group Index. The initial price point for the Common Stock was calculated using the opening price of $5.00 per share of Common Stock, traded on an "as issued" basis, on the American Stock Exchange as furnished to the Company by such exchange. The Common Stock was first issued on August 23, 1995.

                            TOTAL SHAREHOLDER RETURN

      MEASUREMENT PERIOD          TRANS WORLD      S&P 500
    (FISCAL YEAR COVERED)          AIRLINES         INDEX          AIRLINES
8/23/95                                    100             100             100
12/31/95                                207.50          111.44           97.76

                                AGENDA ITEM TWO

           AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously approved, and recommends that the stockholders approve, the amendment and restatement of the Certificate of Incorporation to (a) remove certain now-obsolete references to the Company's 1993 and 1995 reorganizations, (b) remove now-obsolete references to the Company's retired class of Cumulative Preferred Stock, (c) change the total authorized shares of capital stock from 300,000,000 to 287,750,000 and the total authorized shares of preferred stock from 150,000,000 shares consisting of 12,500,000 shares of Cumulative Preferred Stock and 137,500,000 shares of Additional Preferred Stock to 137,500,000 shares of preferred stock to reflect the retirement of the Cumulative Preferred Stock and (d) correct a typographical error contained in the Certificate of Incorporation.

     The amendments to the Certificate of Incorporation proposed pursuant to this Agenda Item Two are summarized below; however, this summary does not purport to be complete and is entirely qualified by reference to the full text of the Certificate of Incorporation included as Appendix A hereto, which has been marked to show the proposed amendments.

     The amendments to the Certificate of Incorporation proposed pursuant to this Agenda Item Two are as follows:

     INTRODUCTORY LANGUAGE. An amendment would be made to reflect that, if the proposed amendment and restatement are adopted, the Certificate of Incorporation will be the Third Amended and Restated Certificate of Incorporation of the Company.

     ARTICLE FOURTH. Inapplicable references to the Company's now-retired Cumulative Preferred Stock would be removed, along with references to Additional Preferred Stock, and replaced with references to the Company's preferred stock; and the total authorized shares of capital stock and preferred stock would be reduced to reflect the retirement of such Cumulative Preferred Stock. The current breakdown of authorized preferred stock between the Cumulative Preferred Stock and Additional Preferred Stock would be eliminated, and references to the "Preferred Stock Designation" relating to the Cumulative Preferred Stock and the "Additional Preferred Stock Designation" relating to the Additional Preferred Stock would be stricken.

     ARTICLE SIXTH. References to the "Second Amended and Restated Certificate of Incorporation" would be changed to the "Third Amended and Restated Certificate of Incorporation."

     ARTICLE EIGHTH. Inapplicable references to the Cumulative Preferred Stock and Additional Preferred Stock would be replaced by references to the Company's preferred stock, and a reference to the "Second Amended and Restated Certificate of Incorporation" would be changed to the "Third Amended and Restated Certificate of Incorporation."

     ARTICLE TENTH. A reference to the "Second Amended and Restated Certificate of Incorporation" would be changed to the "Third Amended and Restated Certificate of Incorporation."

     ARTICLE ELEVENTH. A reference to the "Second Amended and Restated Certificate of Incorporation" would be changed to the "Third Amended and Restated Certificate of Incorporation."

     ARTICLE TWELFTH. A reference to the "Second Amended and Restated Certificate of Incorporation" would be changed to the "Third Amended and Restated Certificate of Incorporation."

     ARTICLE THIRTEENTH. This provision currently provides for the affirmative vote of at least two-thirds of the Voting Stock, voting together as a single class, to authorize or effect any of the following "action." This provision would be corrected by changing the word "action" to "actions."

     CONCLUDING LANGUAGE. A reference to the "Second Amended and Restated Certificate of Incorporation" would be changed to the "Third Amended and Restated Certificate of Incorporation."

     The approval of at least a majority of the outstanding shares of the Voting Stock, voting together as a single class, will be necessary to adopt the amendments to the Second Amended and Restated Certificate of Incorporation proposed pursuant to this Agenda Item Two. If the proposed amendment is approved by the required affirmative vote of the stockholders at the Meeting, it is anticipated that a Third Amended and Restated Certificate of Incorporation will be filed and recorded in the appropriate offices of the State of Delaware within ten (10) days of such approval, at which time the proposed amendments will become effective. However, pursuant to the resolution recommending submission of the proposed changes to the Certificate of Incorporation to the stockholders, the Board of Directors has reserved the right at any time prior to the filing of the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and notwithstanding authorization of the proposed amendment by the stockholders of the Company, to abandon such proposed amendment without further stockholder action.

     The Board of Directors recommends that the stockholders approve the further amendment and restatement of the Certificate of Incorporation as proposed pursuant to this Agenda Item Two. Accordingly, the following resolution will be offered at the Meeting:

     RESOLVED, that the Second Amended and Restated Certificate of Incorporation of Trans World Airlines, Inc., as in force and effect on the date hereof, be further amended and restated as included in Appendix A to the Proxy Statement dated April 18, 1996, of Trans World Airlines, Inc., for the Meeting of Stockholders to be held on May 21, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENTS TO AND RESTATEMENT OF THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS PROPOSED PURSUANT TO THIS AGENDA ITEM TWO.

                               AGENDA ITEM THREE

           AMENDMENT OF ARTICLE NINTH OF CERTIFICATE OF INCORPORATION

     The Board of Directors has unanimously approved, and recommends that the stockholders approve, the amendment of Article Ninth of the Certificate of Incorporation as summarized below. This summary does not purport to be complete, and is entirely qualified by reference to the full text of Article Ninth of the Certificate of Incorporation included as Appendix B hereto, which has been marked to show the proposed amendments. If the requisite holders of Voting Stock approve the amendment of Article Ninth of the Certificate of Incorporation proposed in this Agenda Item Three, the Certificate of Incorporation will be amended as follows: (a) in the event Agenda Item Two is also approved by the requisite holders of Voting Stock, the amendments to Article Ninth proposed in this Agenda Item Three and included as Appendix B hereto will be included in, and deemed to be a part of, the further amended and restated Certificate of Incorporation as described in Agenda Item Two above and Appendix A hereto; and
(b) in the event Agenda Item Two is not approved by the requisite holders of Voting Stock, the amendments to Article Ninth proposed in this Agenda Item Three will be filed as provided herein.

     The amendments to Article Ninth of the Certificate of Incorporation proposed pursuant to this Agenda Item Three are as follows:

     ARTICLE NINTH.

     Section 1. Inapplicable references to the Company's 1993 reorganization would be stricken, including the listing of the members of the Board of Directors of the Company appointed pursuant to the confirmation order relating to such 1993 reorganization. In addition, the current provision that the terms of service for members of the Board of Directors would be three (3) years for the second term after the initial term specified in the Confirmation Order and one (1) year for each term thereafter would be changed to provide that the terms of service for members of the Board of Directors would be three (3) years for all terms of office subsequent to the initial term specified in the Confirmation Order.

     Section 2. This section currently describes the nomination of director candidates by stating that except as otherwise provided in the Certificate of Incorporation, advance notice of stockholder nominations for the election of Directors must be given in the manner provided in the By-laws. This section currently goes on to describe the nomination process for the first three annual elections of Directors following November 3, 1993, including the procedure for filling vacancies on the Board of Directors of the Company during such period. These provisions, which will become inapplicable following the Meeting, would be stricken.

     Section 3. This section describes newly created directorships and vacancies and currently provides that it is subject to Section 2 of Article Ninth and Article III of the By-laws, thereby referring back to the description of the nomination process for the first three annual elections of Directors following November 3, 1993. This provision, which will become inapplicable following the Meeting, would be stricken.

     Section 4. This section describes removal of directors and currently provides that its provisions are subject to the provisions of Section 2 of Article Ninth and Article III of the By-laws, thereby referring back to the description of the nomination process for the first three annual elections of Directors following November 3, 1993. This provision, which will become inapplicable following the Meeting, would be stricken.

     Section 6. This section provides that, notwithstanding anything contained in the Certificate of Incorporation to the contrary, the affirmative vote of at least eighty percent (80%) of the Voting Stock of the Company (defined to mean stock of the Company entitled to vote generally in the election of directors), voting together as a class, is required to amend or repeal, or adopt any provision inconsistent with, Article Ninth of the Certificate of Incorporation. This provision was adopted as part of the Company's 1993 reorganization to ensure that the provisions of Article Ninth regarding director nominations would remain in effect for the first three annual elections of Directors following November 3, 1993. This provision would be stricken as inapplicable.

     The approval of at least eighty percent (80%) of the Voting Stock, voting together as a single class, will be required to adopt the amendment of Article Ninth of the Certificate of Incorporation proposed pursuant to this Agenda Item Three. If the proposed amendment is approved by the required affirmative vote of the stockholders at the Meeting, it is anticipated that the amendment will be filed and recorded in the appropriate offices of the State of Delaware within ten (10) days of such approval, at which time the proposed amendment will become effective. However, pursuant to the resolution recommending submission of the proposed amendment to Article Ninth of the Certificate of Incorporation to the stockholders, the Board of Directors has reserved the right at any time prior to the filing of the amendment with the Secretary of State of the State of Delaware, and notwithstanding authorization of the proposed amendment by the stockholders of the Company, to abandon such proposed amendment without further stockholder action.

     The Board of Directors recommends that the stockholders approve the amendment of Article Ninth of the Certificate of Incorporation as proposed pursuant to this Agenda Item Three. Accordingly, the following resolutions will be offered at the Meeting:

     RESOLVED, that Article Ninth of the Second Amended and Restated Certificate of Incorporation of Trans World Airlines, Inc., as in force and effect on the date hereof, be amended as included in Appendix B to the Proxy Statement dated April 18, 1996, of Trans World Airlines, Inc. for the Meeting of Stockholders to be held on May 21, 1996; and

     FURTHER RESOLVED, that in the event of the amendment to and restatement of the Second Amended and Restated Certificate of Incorporation of Trans World Airlines, Inc., as in force and effect on the date hereof, as included in Appendix A to the Proxy Statement dated April 18, 1996, of Trans World Airlines, Inc. for the Meeting of Stockholders to be held on May 21, 1996, the amendment of Article Ninth of such Second Amended and Restated Certificate of Incorporation shall be included in and deemed to be a part of such further amended and restated Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT OF ARTICLE NINTH OF THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS PROPOSED PURSUANT TO THIS AGENDA ITEM THREE.

                                AGENDA ITEM FOUR

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, independent auditors, were the auditors of the Company during the fiscal year ending December 31, 1995 and also have been selected by the Board of Directors to serve as auditors for the fiscal year ending December 31, 1996.

     The Board of Directors recommends to the stockholders their ratification of its selection of KPMG Peat Marwick LLP to audit the accounts of the Company and its subsidiaries for 1996. Accordingly, the following resolution will be offered at the Meeting:

     RESOLVED, that the appointment by the Board of Directors of KPMG Peat Marwick LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for 1996 be, and hereby is, ratified and approved.

     In the event the holders of Voting Stock fail to ratify the appointment, the Board of Directors will consider it a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such change would be in the best interests of the Company and its stockholders.

     The firm (as principal accountant for the current year and also the most recently completed fiscal year) will be represented at the Meeting and representatives will have the opportunity to make a statement, if they so desire, and also will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in the ownership with the SEC and to furnish the Company with copies.

     Based upon its review of the copies of such forms received by it or written representation from certain reporting persons, the Company believes that during the last fiscal year all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

                                AVAILABILITY OF
             ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

     Copies of the Company's Annual Report to Stockholders for the year ended December 31, 1995, which includes certain financial information about the Company, are currently being mailed, together with this Proxy Statement to the Company's stockholders. ADDITIONAL COPIES OF SUCH ANNUAL REPORT ALONG WITH COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SEC (EXCLUSIVE OF EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE), ARE AVAILABLE TO STOCKHOLDERS WHO MAKE WRITTEN REQUEST THEREFOR ADDRESSED TO: CORPORATE SECRETARY, ONE CITY CENTRE, 18TH FLOOR, 515 N. SIXTH STREET, ST. LOUIS, MISSOURI 63101. COPIES OF THE ANNUAL REPORT ON FORM 10-K ARE AVAILABLE WITHOUT CHARGE. COPIES OF EXHIBITS AND BASIC DOCUMENTS FILED WITH THE ANNUAL REPORT ON FORM 10-K OR REFERENCED THEREIN WILL BE FURNISHED TO STOCKHOLDERS UPON WRITTEN REQUEST AND PAYMENT OF THE COMPANY'S EXPENSES IN FURNISHING SUCH DOCUMENTS.

                                 OTHER MATTERS

     Management does not intend to present to the Meeting any business other than the items stated in the "Notice of Meeting of Stockholders" and does not know of any matters to be brought before the Meeting other than those referred to above. If, however, any other matters properly come before the Meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

     Whether or not you expect to be at the Meeting in person, please sign, date and return promptly the enclosed proxy. No postage is necessary if the proxy is mailed in the United States.

                             STOCKHOLDER PROPOSALS

     If the proxy statement relating to next year's annual meeting is released to the Company's security holders on the anniversary of the date on which this Proxy Statement and Form of Proxy are so released, any proposal to be presented at next year's annual meeting must be received at the principal executive offices of the Company not later than December 19, 1996. Any such proposals should be directed to the attention of the Corporate Secretary for consideration for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposals must comply in all respects with the rules and regulations of the SEC and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

                                                                      APPENDIX A
                     THIRD [SECOND] AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           TRANS WORLD AIRLINES, INC.

                     (WHICH FURTHER AMENDS AND RESTATES THE
          SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                           TRANS WORLD AIRLINES, INC.
                 ORIGINALLY INCORPORATED ON AUGUST 15, 1978 AS
                             "NEW TWA CORPORATION")

     The undersigned, Jeffrey H. Erickson, President and Chief Executive Officer of Trans World Airlines, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware ("GCL"), does hereby certify on behalf of the Corporation as follows:

     That pursuant to the provisions of Section 245 of the GCL, the Corporation's Second Amended and Restated Certificate of Incorporation dated November 16, [August 17] 1995 be amended and restated by deleting the text therein in its entirety and inserting in lieu thereof the following:

     ARTICLE FIRST. The name of the corporation is Trans World Airlines, Inc. (the "Corporation").

     ARTICLE SECOND. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

     ARTICLE THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL, except that the Corporation shall not in any state, territory, district, possession or country carry on any business or exercise any powers which a corporation organized under the laws thereof could not carry on or exercise.

     ARTICLE FOURTH.  Intentionally left blank.

     ARTICLE FIFTH. Section 1. Authorized Capital Stock. The Corporation is authorized to issue [three] two classes of capital stock. The total number of shares of capital stock that the Corporation is authorized to issue is two hundred eighty seven million five hundred thousand (287,500,000)[three hundred million (300,000,000)] shares, consisting of (i) one hundred fifty million (150,000,000) shares of common stock with a par value of $.01 per share (the "Common Stock") and , (ii) [twelve million five hundred thousand (12,500,000) shares of Cumulative Preferred Stock with a par value $.01 per share referred to in the Certificate of Designation, Preferences and Rights dated November 3, 1993 (the "Preferred Stock"), and (iii)] one hundred thirty seven million five hundred thousand (137,500,000) shares of preferred stock with a par value of $.01 per share (the "[Additional] Preferred Stock"). [The Corporation will not issue nonvoting capital stock to the extent prohibited by the United States Bankruptcy Code (the "Bankruptcy Code"), 11 U.S.C. sec. 1123; provided, however, this sentence (a) will have not further force and effect beyond that required under such section, (b) will have such force and effect, if any, only for so long as such section is in effect and applicable to the Corporation, and
(c) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect.]

     Section 2.  Intentionally left blank.
     Section [2.] 3. Common Stock. Except as may otherwise be provided in [the Cumulative Preferred Stock Designation or] any [other] Preferred Stock Designation (as hereinafter defined), the holders of Common Stock will be entitled to one vote for each share of Common Stock held of record by such holder as of the record date for such meeting (i) on each matter submitted to a vote at a meeting of stockholders and (ii) for each of



Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

the directors to be elected at an annual meeting of shareholders. Except as may otherwise be provided in [the Cumulative Preferred Stock Designation or] any [Additional] Preferred Stock Designations, (i) the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation (the "Board"), out of funds legally available therefor, dividends payable in cash, stock or otherwise, and (ii) upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

  Section 4.

     [Additional Preferred Stock. The Additional Preferred Stock shall be issued in one or more series. The Board is hereby authorized to issue shares of Additional Preferred Stock and to fix before issuance the number of shares to be issued and the designation, relative powers, preferences, and rights and qualifications, limitations, or restrictions of all shares. The authority of the Board will include, without limiting the generality of the foregoing, the determination of any or all of the following: (a) the number of shares and the designation to distinguish the shares; (b) the voting powers, if any, and whether such voting powers are full or limited; (c) the redemption provisions, if any, including the redemption price or prices to be paid; (d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate, and the dates and preferences of dividends; (e) the rights upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation; (f) the provisions, if any, of a sinking fund; and (g) any other relative, participating, optional, or other special powers, preferences, rights, qualifications, limitations, or restrictions thereof; all as may be determined by the Board and stated in the resolution or resolutions providing for the issuance or issuances of such Additional Preferred Stock (each such designation is collectively, the "Additional Preferred Stock Designation").]

     Preferred Stock. The Preferred Stock shall be issued in one or more series. The Board [of Directors of the Corporation (the "Board") are] is hereby authorized to issue shares of Preferred Stock and to fix before issuance the number of shares to be issued and the designation, relative powers, preferences, and rights and qualifications, limitations, or restrictions of all shares. The authority of the Board will include, without limiting the generality of the foregoing, the determination of any or all of the following:
(a) the number of shares and the designation to distinguish the shares; (b) the voting powers, if any, and whether such voting powers are full or limited; (c) the redemption provisions, if any, including the redemption price or prices to be paid; (d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate, and the dates and preferences of dividends; (e) the rights upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation; (f) the provisions, if any, of a sinking fund; and (g) any other relative, participating, optional, or other special powers, preferences, rights, qualifications, limitations, or restrictions thereof; all as may be determined by the Board and stated in the resolution or resolutions providing for the issuance or issuances of such Preferred Stock (each such designation is collectively, the "Preferred Stock Designation").

     ARTICLE SIXTH. The Board may make, amend, and repeal the By-Laws of the Corporation. Any By-Law made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such By-Law so made or amended) or by the Corporation's stockholders in the manner provided in the By-Laws of the Corporation; provided, however, that notwithstanding anything in the By-Laws to the contrary, no provision of the By-Laws may be adopted, amended, altered or repealed by the holders of the Company's capital stock other than by the affirmative vote of the holders of three-fourths or more of the then outstanding shares of Voting Stock (defined below) voting together as a single class. The Corporation may in its By-Laws confer powers upon the Board in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board by applicable law. For the purposes of this Third [Second] Amended and Restated Certificate of Incorporation, the term "Voting Stock" means stock of the Corporation of all classes and series entitled to vote generally in the election of directors and shall not include any class or series of preferred stock of the Corporation unless the certificate of designations, preferences and rights for such class or series shall specifically state that such class or series shall be deemed Voting Stock for purposes of this Article Sixth. Notwithstanding anything contained in this Third
[Second] Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least three-fourths of the Voting Stock, voting together as a single class, is required to amend or repeal, or to adopt any provisions inconsistent with, this Article Sixth.

     ARTICLE SEVENTH.  The existence of the Corporation shall be perpetual.

     ARTICLE EIGHTH.  Subject to the rights of holders of Preferred Stock:

        (a) any action required or permitted to be taken by the stockholders of the Corporation must be effected at duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders; and

        (b) special meetings of stockholders of the Corporation may be called only by (i) the Chairman of the Board (the "Chairman"), (ii) the Corporate Secretary of the Corporation (the "Secretary") within ten
            (10) calendar days after receipt of the written request of a majority of the total number of Directors that the Corporation would have if there were no vacancies, provided, however, that the total number of Directors shall be determined without inclusion of Directors to be named by holders of Preferred Stock [or Additional Preferred Stock] until such persons have been elected in accordance with the By-Laws of the Corporation (the "Whole Board"), and (iii) as provided in Section 2.3(b) of the By-Laws.

At any annual meeting or special meeting of stockholders of the Corporation, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the By-Laws of the Corporation. Notwithstanding anything contained in this Third [Second] Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of at least a majority of the Voting Stock, voting together as a single class, will be required to amend or repeal, or adopt any provision inconsistent with, this Article Eighth.

     ARTICLE NINTH. Section 1. Number, Election and Terms of Directors. The Board shall be reconstituted pursuant to the Plan of Reorganization and Section 303 of the GCL. Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, the number of Directors of the Corporation shall be fifteen
(15). The Directors, other than those who may be elected by the holders of Preferred Stock, shall be classified with respect to the time for which they severally hold office into three (3) classes of five (5) Directors per class, designated Class I, Class II and Class III. Effective upon November 3, 1993, the following persons shall be Directors of the Corporation pursuant to the Confirmation Order and Section 303 of the GCL: in Class I, William R. Howard, Glenn R. Zander, Robert H. H. Wilson, Eugene Conese, Sr. and Lawrence K. Roos; in Class II, Gerald Gitner, Myron Kaplan, William O'Driscoll, William Compton and Victoria Frankovich; in Class III, James A. Lawrence, Thomas Meagher, Joseph Reddington, Donald Craib and Timothy Connolly. The Directors first appointed to Class I will hold office for a term expiring at the annual meeting of stockholders to be held in 1994; the Directors first appointed to Class II will hold office for a term expiring at the annual meeting of stockholders to be held in 1995; and the Directors first appointed to Class III will hold office for a term expiring at the annual meeting of stockholders to be held in 1996. The members of each such class will hold office until their successors are elected and qualified. The subsequent terms of service for all Directors will be three
(3) years for the second term and one (1) year for each term thereafter for all Directors, regardless of their classification. Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, Directors may be elected by the stockholders only at an annual meeting of stockholders. Election of Directors need not be by written ballot unless requested by the Chairman or by the holders of a majority of the Voting Stock present in person or represented by proxy at a meeting of the stockholders at which Directors are to be elected.

     Section 2. Nomination of Director Candidates. Except as otherwise provided herein, advance notice of stockholder nominations for the election of Directors must be given in the manner provided in the By-Laws of the Corporation. The reconstituted Board of Directors, as set forth in Section 1 of this Article Ninth, was nominated as follows: the management of the Corporation nominated William R. Howard, Glenn R. Zander, and Robert H. H. Wilson as Directors in Class I; the Creditors' Committee (as hereinafter defined) nominated Eugene Conese, Sr. and Lawrence K. Roos as Directors in Class I, Gerald Gitner and Myron Kaplan as Directors in Class II and James A. Lawrence, Thomas Meagher, Joseph Reddington and Donald Craib as Directors in Class III; IAM (as hereinafter defined) nominated William O'Driscoll as a Director in Class II and Timothy Connolly as a Director in Class III; ALPA (as hereinafter defined) nominated William Compton as a Director in Class II; and IFFA nominated Victoria Frankovich as a Director in Class II. In connection with the first three annual elections of Directors following November 3, 1993, the Board will, at least seventy-five (75) calendar days prior to the date of the relevant election, request the continuing Directors who were nominated by the same Original Nominating Entity (as hereinafter defined) as the Director whose term is then expiring to nominate a person to succeed the retiring Director. If no such Directors remain, the Board will, at least seventy-five (75) calendar days prior to the date of the relevant election, request nomination of a person from such Original Nominating Entity. Such nomination shall be accompanied by the signed consent of the nominee to serve as Director of the Corporation if elected and information about the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board. Not more than five (5) business days after receipt of the nomination, the Board of Directors will advise the nominating Directors or the Original Nominating Entity, as the case may be, if the nominee is not acceptable. If such notice of unacceptability is given, the Directors or entity making the nomination will provide an additional nominee or nominees. A notice of unacceptability may be given by the Board of Directors only after obtaining an opinion of outside counsel stating that the acceptance of the relevant nominee would be a breach of fiduciary duty of the Board to the stockholders of the Corporation. If no notice of unacceptability is given, the nominee shall be deemed to be acceptable to the Board of Directors to fill the position of the vacating director. If a notice of unacceptability is given, the Original Nominating Entity or Directors, as the case may be, and the Board of Directors will, in good faith, repeat the foregoing procedures until an acceptable nominee is found.

     Vacancies on the Board created by resignation, removal or otherwise and occurring prior to the third annual election of Directors and as to Directors elected at such third annual election shall be filled by a nominee of the remaining Directors who were nominated by the same Original Nominating Entity as the vacating Director. If no such Directors remain, the Board will request nomination of a person for the vacant directorship from the Original Nominating Entity which nominated the vacating Director. Promptly upon receipt of such name, the Board will advise the nominating Director or entity, as the case may be, if the nominee is not acceptable. If such notice of unacceptability is given, the Directors or entity making the nomination will provide an additional nominee or nominees. A notice of unacceptability may be given by the Board only after obtaining an opinion of outside counsel stating the acceptance of the relevant nominee would be a breach of fiduciary duty of the Board to the stockholders of the Corporation. If no notice of unacceptability is given, the nominee shall fill the position of the vacating Director. If a notice of unacceptability is given, the Original Nominating Entity or Directors, as the case may be, and the Board will, in good faith, repeat the foregoing procedures until an acceptable nominee is found.

     The following terms shall have the following meanings:

     "ALPA" means the Air Line Pilots Association, International.

     "Creditors' Committee" means the Official Unsecured Creditors' Committee of the Corporation appointed by the Office of the United States Trustee pursuant to
Section 1102 of the Bankruptcy Code in the bankruptcy case captioned In re Trans World Airlines, Inc. (Case No. 92-115) filed in the United States Bankruptcy Court for the District of Delaware.

     "IAM" means the International Association of Machinists and Aerospace Workers.

     "IFFA" means the Independent Federation of Flight Attendants.

     "Original Nominating Entity" means, as applicable, each of the management of the Corporation, ALPA, IAM, IFFA and the Creditors' Committee until dissolved and thereafter in lieu thereof, the Voting Trust.

     "Voting Trust" means the voting trust established pursuant to the Plan of Reorganization for holding shares of Common Stock.

     Section 3. Newly Created Directorships and Vacancies. Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, and subject to the provisions of Section 2 of this Article Ninth and Article III of the By-Laws regarding appointment of successor Directors, any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until such Director's successor has been elected and qualified. No decrease in the number of Directors constituting the Board may shorten the term of any incumbent Director.

     Section 4. Removal. Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, and Section 2 of this Article Ninth and Article III of the By-Laws, any Director may be removed from office by the stockholders only for cause and only in the manner provided in this Section 4. At any annual meeting or special meeting of the stockholders, the notice of which states that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least a majority of the Voting Stock, voting together as a single class, may remove such Director or Directors for cause.

     Section 5. Meetings of Board. Except as otherwise provided herein, at all meetings of the Board, a majority of the Whole Board shall be required to constitute a quorum for the transaction of business. No action may be taken at a meeting at which a quorum is not present, except to vote to adjourn such meeting or fill a vacancy on the Board. Except as otherwise provided herein, no action shall be taken by the Corporation unless such action is authorized by the affirmative vote of a majority of the Directors in attendance at a meeting at which a quorum is present.

     Section 6. Amendment, Repeal, Etc. Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of at least eighty percent (80%) of the Voting Stock, voting together as a single class, is required to amend or repeal, or adopt any provision inconsistent with, this Article Ninth.

     ARTICLE TENTH. To the full extent permitted by the GCL or any applicable law currently or hereinafter in effect, a Director of the Corporation shall not be personally liable either to the Corporation or to any stockholder for monetary damages for breach of fiduciary duty as a Director, except for liability of a Director (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions which are not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for an act or omission for which the liability of such Director is expressly provided under the GCL or (iv) for any transaction from which the Director derived an improper personal benefit. Neither amendment nor repeal of this Article Tenth nor the adoption of any provision of this Third [Second] Amended and Restated Certificate of Incorporation inconsistent with this Article Tenth shall eliminate or reduce the effect of this Article Tenth in respect of any matter occurring or any cause of action, suit or claim that, but for this Article Tenth, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision. This Article Tenth shall not eliminate or limit the personal liability of a Director for any act or omission occurring prior to the effective date hereof.

     No contact or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation or any person (as used herein "person" means any other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the

Board or the committee, and the Board or the committee, in good faith, authorizes the contact or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (ii) the material facts as to his, her or their relationship or interest and as to the contact or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders: or (iii) the contact or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction. Any amendment or repeal of, or adoption of any provision inconsistent with, this Article Tenth will not adversely affect any right or protection existing hereunder, or arising out of facts occurring, prior to such amendment, repeal, or adoption, and no such amendment, repeal, or adoption will affect the legality, validity, or enforceability of any contact entered into or right granted prior to the effective date of such amendment, repeal, or adoption.

     ARTICLE ELEVENTH. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by law, and the Corporation may adopt By-Laws or enter into agreements with any such person for the purpose of providing for such indemnification.

     To the extent that a director or officer of the Corporation has been successful on the merits or otherwise (including without limitation settlement by NOLO CONTENDERE) in defense of any action, suit or proceeding referred to in the immediately preceding paragraph, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     Expenses incurred by an officer, director, employee or agent in defending or testifying in a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation against such expenses as authorized by this Article Eleventh, and the Corporation may adopt By-Laws or enter into agreements with such persons for the purpose of providing for such advances.

     The indemnification permitted by Article Eleventh shall not be deemed exclusive of any other rights to which any person may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding an office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article Eleventh or otherwise.

     If the GCL is amended to further expand the indemnification permitted to directors, officers, employees or agents of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the GCL, as so amended.

     Nothing contained in this Third [Second] Amended and Restated Certificate of Incorporation shall be deemed to reinstate any obligation of the Corporation to indemnify any person or entity, which was otherwise released under or in connection with that certain Settlement Agreement, dated as of January 5, 1993 (the "Settlement Agreement") among Trans World Airlines, Inc., Official Unsecured Creditors' Committee of Trans World Airlines, Inc., Pension Benefit Guaranty Corporation, International Association of Machinists and Aerospace Workers, Independent Federation of Flight Attendants, Air Line Pilots Association, International, Transport Workers Union of America, Carl C. Icahn, The Icahn Entities (as set forth therein), and Pichin Corp., as the Icahn Sponsor or which was otherwise expressly released or discharged.

     ARTICLE TWELFTH. The Corporation reserves the right to amend, alter, change or repeal any provision of this Third [Second] Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute or herein and all rights conferred upon stockholders herein are granted subject to this reservation.

     ARTICLE THIRTEENTH. The affirmative vote of at least two-thirds of the Voting Stock of the Corporation, voting together as a single class, shall be necessary for the purpose of authorizing or effecting any of the following actions prior to September 1, 2000: (a) any merger or consolidation of the Corporation with or into any other entity; (b) any business combination within the meaning of Section 203 of the Delaware General Corporation Law; (c) any dissolution or liquidation of the Corporation; and (d) any repurchase, retirement or redemption of the Corporation's capital stock or other securities, issued after the effective date of this Article Thirteenth, prior to their scheduled maturity or expiration except for mandatory redemptions of any redeemable preferred stock of the Corporation and redemptions out of the proceeds of any substantially concurrent offering of comparable or junior securities unless such matter referred to in (a) through (d) shall have been approved by a vote of at least eighty percent (80%) of the Board of Directors then in office in which event no vote by the holders of Voting Stock shall be required except to the extent otherwise required by this Certificate of Incorporation, by law or as the Board of Directors may recommend by the affirmative vote of a majority of the Board of Directors then in office. This Article Thirteenth will terminate on September 1, 2000.

     IN WITNESS WHEREOF, Jeffrey H. Erickson, a duly authorized representative of the Corporation, has signed this Third [Second] Amended and Restated
Certificate of Incorporation on this, the   th [16th] day of May, 1996
[November, 1995.]

                                          TRANS WORLD AIRLINES, INC.

                                          By:

                                            ------------------------------------
                                            Jeffrey H. Erickson
                                          Its: President and Chief Executive
                                          Officer

ATTEST:

By:

    ----------------------------------
    Kathleen A. Soled
Its: Corporate Secretary

[CORPORATE SEAL]

STATE OF MISSOURI               )
                                )  SS.
COUNTY OF ST. LOUIS,            )

     The undersigned, a Notary Public in and for the aforesaid County and State,
certifies that on this   th [16th] day of May, 1996, [November, 1995] Jeffrey H.
Erickson, the President and Chief Executive Officer of Trans World Airlines, Inc. (the "Corporation") and Kathleen A. Soled, Corporate Secretary of the Corporation, known to me personally to be such, duly executed the foregoing Certificate before me and acknowledged said Certificate to be their act and deed made on behalf of the Corporation, and acknowledged that the facts stated therein are true. The signatures on the attached Certificate of said President and Chief Executive Officer and Corporate Secretary of the Corporation are in the handwriting of said President and Chief Executive Officer and said Corporate Secretary, respectively, and the seal affixed to the Certificate is the corporate seal of the Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this th [16th] day of May, 1996. [November, 1995.]

- ------------------------------------------------
                                                         Notary Public

(Notarial Seal)

                                                                      APPENDIX B

                                ARTICLE NINTH OF
                          SECOND AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                           TRANS WORLD AIRLINES, INC.

     ARTICLE NINTH. Section 1. Number, Election and Terms of Directors. [The Board shall be reconstituted pursuant to the Plan of Reorganization and Section 303 of the GCL.] Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, the number of Directors of the Corporation shall be fifteen (15). The Directors, other than those who may be elected by the holders of Preferred Stock, shall be classified with respect to the time for which they severally hold office into three (3) classes of five (5) Directors per class, designated Class I, Class II and Class III. [Effective upon November 3, 1993, the following persons shall be Directors of the Corporation pursuant to the Confirmation Order and Section 303 of the GCL: in Class I, William R. Howard, Glenn R. Zander, Robert H. H. Wilson, Eugene Conese, Sr. and Lawrence
K. Roos; in Class II, Gerald Gitner, Myron Kaplan, William O'Driscoll, William Compton and Victoria Frankovich; in Class III, James A. Lawrence, Thomas Meagher, Joseph Reddington, Donald Craib and Timothy Connolly.] The Directors first appointed to Class I will hold office for a term expiring at the annual meeting of stockholders to be held in 1994; the Directors first appointed to Class II will hold office for a term expiring at the annual meeting of stockholders to be held in 1995; and the Directors first appointed to Class III will hold office for a term expiring at the annual meeting of stockholders to be held in 1996. The members of each such class will hold office until their successors are elected and qualified. The subsequent terms of service for all Directors will be three (3) years [for the second term and one (1) year for each term thereafter for all Directors, regardless of their classification.] Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, Directors may be elected by the stockholders only at an annual meeting of stockholders. Election of Directors need not be by written ballot unless requested by the Chairman or by the holders of a majority of the Voting Stock present in person or represented by proxy at a meeting of the stockholders at which Directors are to be elected.

     Section 2. Nomination of Director Candidates. Except as otherwise provided herein, advance notice of stockholder nominations for the election of Directors must be given in the manner provided in the By-Laws of the Corporation. [The reconstituted Board of Directors, as set forth in Section 1 of this Article Ninth, was nominated as follows: the management of the Corporation nominated William R. Howard, Glenn R. Zander, and Robert H. H. Wilson as Directors in Class I; the Creditors' Committee (as hereinafter defined) nominated Eugene Conese, Sr. and Lawrence K. Roos as Directors in Class I, Gerald Gitner and Myron Kaplan as Directors in Class II and James A. Lawrence, Thomas Meagher, Joseph Reddington and Donald Craib as Directors in Class III; IAM (as hereinafter defined) nominated William O'Driscoll as a Director in Class II and Timothy Connolly as a Director in Class III; ALPA (as hereinafter defined) nominated William Compton as a Director in Class II; and IFFA nominated
Victoria Frankovich as a Director in Class II. In connection with the first three annual elections of Directors following November 3, 1993, the Board will, at least seventy five (75) calendar days prior to the date of the relevant election, request the continuing Directors who were nominated by the same Original Nominating Entity (as hereinafter defined) as the Director whose term is then expiring to nominate a person to succeed the retiring Director. If no such Directors remain, the Board will, at least seventy five (75) calendar days prior to the date of the relevant election, request nomination of a person from such Original Nominating Entity. Such nomination shall be accompanied by the signed consent of the nominee to serve as Director of the Corporation if elected and information about the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board. Not more than five (5) business days after receipt of the nomination, the Board of Directors will advise the nominating Directors or the Original Nominating Entity, as the case may be, if the nominee is not acceptable. If such notice of unacceptability is given, the Directors or entity making the nomination will] provide an additional nominee or nominees. A notice of unacceptability may be given by the Board of Directors only after obtaining an opinion of outside counsel stating that the acceptance of the relevant nominee would be a breach of fiduciary duty of the Board to the stockholders of the Corporation. If no notice of unacceptability is given, the nominee shall be deemed to be acceptable to the Board of Directors to fill the position of the vacating director. If a notice of unacceptability is given, the Original Nominating Entity or Directors, as the case may be, and the Board of Directors will, in good faith, repeat the foregoing procedures until an acceptable nominee is found.

     [Vacancies on the Board created by resignation, removal or otherwise and occurring prior to the third annual election of Directors and as to Directors elected at such third annual election shall be filled by a nominee of the remaining directors who were nominated by the same Original Nominating Entity as the vacating Director. If no such Directors remain, the Board will request nomination of a person for the vacant directorship from the Original Nominating Entity which nominated the vacating Director. Promptly upon receipt of such name, the Board will advise the nominating Director or entity, as the case may be, if the nominee is not acceptable. If such notice of unacceptability is given, the Directors or entity making the nomination will provide an additional nominee or nominees. A notice of unacceptability may be given by the Board only after obtaining an opinion of outside counsel stating the acceptance of the relevant nominee would be a breach of fiduciary duty of the Board to the stockholders of the Corporation. If no notice of unacceptability is given, the nominee shall fill the position of the vacating Director. If a notice of unacceptability is given, the Original Nominating Entity or Directors, as the case may be, and the Board will, in good faith, repeat the foregoing procedures until an acceptable nominee is found.]

     [The following terms shall have the following meanings:]

     ["ALPA" means the Air Line Pilots Association, International.]

     ["Creditors' Committee" means the Official Unsecured Creditors' Committee of the Corporation appointed by the Office of the United States Trustee pursuant to Section 1102 of the Bankruptcy Code in the bankruptcy case captioned In re Trans World Airlines, Inc. (Case No. 92-115) filed in the United States Bankruptcy Court for the District of Delaware.]

     ["IAM" means the International Association of Machinists and Aerospace Workers. "IAM" means the International Association of Machinists and Aerospace Workers.]

     ["IFFA" means the Independent Federation of Flight Attendants.]

     ["Original Nominating Entity" means, as applicable, each of the management of the Corporation, ALPA, IAM, IFFA and the Creditors' Committee until dissolved and thereafter in lieu thereof, the Voting Trust.]

     ["Voting Trust" means the voting trust established pursuant to the Plan of Reorganization for holding shares of Common Stock.]

     Section 3. Newly Created Directorships and Vacancies. Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, and subject to the provisions of Article III of the By-Laws regarding appointment of successor Directors, [and subject to the provisions of Section 2 of this Article Ninth and] any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until such Director's successor has been elected and qualified. No decrease in the number of Directors constituting the Board may shorten the term of any incumbent Director.

     Section 4. Removal. Subject to the rights, if any, of the holders of Preferred Stock to elect additional Directors under circumstances specified in the Preferred Stock Designation, and [Section 2 of this Article Ninth and]
Article III of the By-Laws, any Director may be removed from office by the stockholders only for cause and only in the manner provided in this Section 4. At any annual meeting or special meeting of the stockholders, the notice of which states that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least a majority of the Voting Stock, voting together as a single class, may remove such Director or Directors for cause.

     Section 5. Meetings of Board. Except as otherwise provided herein, at all meetings of the Board, a majority of the Whole Board shall be required to constitute a quorum for the transaction of business. No action may be taken at a meeting at which a quorum is not present, except to vote to adjourn such meeting or fill a vacancy on the Board. Except as otherwise provided herein, no action shall be taken by the Corporation unless such action is authorized by the affirmative vote of a majority of the Directors in attendance at a meeting at which a quorum is present.

     [Section 6. Amendment, Repeal, Etc. Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of at least eighty percent (80%) of the Voting Stock, voting together as a single class, is required to amend or repeal, or adopt any provision inconsistent with, this Article Ninth.]

                           TRANS WORLD AIRLINES, INC.
                       FOR SHARES OF IAM PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 1996, and does hereby appoint William O'Driscoll and Myron Kaplan, and each of them, with full power of substitution as proxies and attorneys-in-fact on behalf and in the name of the undersigned to represent the undersigned and to vote all shares of Trans World Airlines, Inc. IAM Preferred Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Trans World Airlines, Inc. to be held at the Americas Center, 801 Convention Plaza, St. Louis, Missouri, 63101, at 10:00 a.m. local time, on May 21, 1996, and at any adjournment(s) thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

           This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted in favor of Proposals 1-4.

                         (TO BE SIGNED ON REVERSE SIDE)
                                                              SEE REVERSE
                                                                 SIDE

      [X]  PLEASE MARK YOUR
           VOTES AS IN THIS
           EXAMPLE.

                                                    NOMINEES: WILLIAM W. WINPISINGER
                      FOR              WITHHELD                                                         FOR      AGAINST     ABSTAIN
1. PROPOSAL 1:        [  ]               [  ]                        2. PROPOSAL 2: Approval of         [  ]       [  ]        [  ]
   Election of                                                          Amendment and Restatement of
   Class III                                                            Second Amended and Restated
   Director.                                                            Certificate of Incorporation
                                                                     3. PROPOSAL 3: Approval of         [  ]       [  ]        [  ]
For, except vote withheld from the following nominee(s):                Amendment of Article Ninth of
________________________________________________________                Second Amended and Restated
                                                                        Certificate of Incorporation
                                                                     4. PROPOSAL 4: Ratification of     [  ]       [  ]        [  ]
                                                                        KPMG Peat Marwick LLP as
                                                                        Independent Accountants

                                                                       "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                                                        PROCESSING EQUIPMENT WILL RECORD YOUR VOTES".



SIGNATURE__________________________________________________________DATE________________

SIGNATURE__________________________________________________________DATE________________
NOTE: Please sign exactly as your name(s) appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporation name by a duly authorized officer.


                           TRANS WORLD AIRLINES, INC.
                       FOR SHARES OF ALPA PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 1996, and does hereby appoint William O'Driscoll and Myron Kaplan, and each of them, with full power of substitution as proxies and attorneys-in-fact on behalf and in the name of the undersigned to represent the undersigned and to vote all shares of Trans World Airlines, Inc. ALPA Preferred Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Trans World Airlines, Inc. to be held at the American Center, 801 Convention Plaza, St. Louis, Missouri, 63101, at 10:00 a.m. local time, on May 21, 1996, and at any adjournment(s) thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

           This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted in favor of Proposals 2-4.

                         (TO BE SIGNED ON REVERSE SIDE)
                                                              SEE REVERSE
                                                                 SIDE

      [X]  PLEASE MARK YOUR
           VOTES AS IN THIS
           EXAMPLE.

                                                                                                        FOR      AGAINST     ABSTAIN
                                                                     1. PROPOSAL 2: Approval of         [  ]       [  ]        [  ]
                                                                        Amendment and Restatement of
                                                                        Second Amended and Restated
                                                                        Certificate of Incorporation
                                                                     2. PROPOSAL 3: Approval of         [  ]       [  ]        [  ]
                                                                        Amendment of Article Ninth of
                                                                        Second Amended and Restated
                                                                        Certificate of Incorporation
                                                                     3. PROPOSAL 4: Ratification of     [  ]       [  ]        [  ]
                                                                        KPMG Peat Marwick LLP as
                                                                        Independent Accountants

                                                                       "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                                                        PROCESSING EQUIPMENT WILL RECORD YOUR VOTES".



SIGNATURE__________________________________________________________DATE________________

SIGNATURE__________________________________________________________DATE________________
NOTE: Please sign exactly as your name(s) appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporation name by a duly authorized officer.


                           TRANS WORLD AIRLINES, INC.
                       FOR SHARES OF IFFA PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 1996, and does hereby appoint William O'Driscoll and Myron Kaplan, and each of them, with full power of substitution as proxies and attorneys-in-fact on behalf and in the name of the undersigned to represent the undersigned and to vote all shares of Trans World Airlines, Inc. IFFA Preferred Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Trans World Airlines, Inc. to be held at the Americas Center, 801 Convention Plaza, St. Louis, Missouri, 63101, at 10:00 a.m. local time, on May 21, 1996, and at any adjournment(s) thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

           This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted in favor of Proposals 2-4.

                         (TO BE SIGNED ON REVERSE SIDE)
                                                              SEE REVERSE
                                                                 SIDE

      [X]  PLEASE MARK YOUR
           VOTES AS IN THIS
           EXAMPLE.

                                                                                     FOR       AGAINST     ABSTAIN
                                               1.  PROPOSAL 2: Approval of          [  ]         [  ]       [  ]
                                                   Amendment and Restatement of
                                                   Second Amended and Restated
                                                   Certificate of Incorporation
                                               2.  PROPOSAL 3: Approval of          [  ]         [  ]       [  ]
                                                   Amendment of Article Ninth of
                                                   Second Amended and Restated
                                                   Certificate of Incorporation
                                               3.  PROPOSAL 4: Ratification         [  ]         [  ]       [  ]
                                                   of KPMG Peat Marwick LLP as
                                                   Independent Accountants

                                                  "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                                   PROCESSING EQUIPMENT WILL RECORD YOUR VOTES".

SIGNATURE_________________________________________DATE___________________

SIGNATURE_________________________________________DATE___________________
NOTE: Please sign exactly as your name(s) appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporation name by a duly authorized officer.


                           TRANS WORLD AIRLINES, INC.
                           FOR SHARES OF COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 1996, and does hereby appoint William O'Driscoll and Myron Kaplan, and each of them, with full power of substitution as proxies and attorneys-in-fact on behalf and in the name of the undersigned to represent the undersigned and to vote all shares of Trans World Airlines, Inc. Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Trans World Airlines, Inc. to be held at the Americas Center, 801 Convention Plaza, St. Louis, Missouri, 63101, at 10:00 a.m. local time, on May 21, 1996, and at any adjournment(s) thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

           This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted in favor of Proposals 1-4.

                         (TO BE SIGNED ON REVERSE SIDE)
                                                              SEE REVERSE
                                                                 SIDE

      [X]  PLEASE MARK YOUR
           VOTES AS IN THIS
           EXAMPLE.
                                      NOMINEES: THOMAS H. JACOBSEN,
                                                JAMES A. LAWRENCE,
                                                THOMAS F. MEAGHER AND
                                                G. JOSEPH REDDINGTON

                      FOR        WITHHELD                                                           FOR       AGAINST        ABSTAIN
1. PROPOSAL 1:       [  ]         [  ]                           2. PROPOSAL 2: Approval of        [  ]        [  ]            [  ]
   Election of                                                      Amendment and Restatement of
   Class III                                                        Second Amended and Restated
   Director.                                                        Certificate of Incorporation
                                                                 3. PROPOSAL 3: Approval of        [  ]        [  ]            [  ]
For, except vote withheld from the following nominee(s):            Amendment of Article Ninth of
________________________________________________________            Second Amended and Restated
                                                                    Certificate of Incorporation
                                                                 4. PROPOSAL 4: Ratification of    [  ]        [  ]            [  ]
                                                                    KPMG Peat Marwick LLP as
                                                                    Independent Accountants

                                                                 "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                                                  PROCESSING EQUIPMENT WILL RECORD YOUR VOTES".


SIGNATURE_____________________________________________________________DATE________________

SIGNATURE_____________________________________________________________DATE________________
NOTE: Please sign exactly as your name(s) appear hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporation name by a duly authorized officer.
